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Exhibit 10.30

DATED 27th July, 2001

THE MASTER FELLOWS AND
SCHOLARS OF TRINITY COLLEGE
CAMBRIDGE(1)

ACCELRYS LIMITED(2)

ACCELRYS INC(3)

TRINITY COLLEGE (CSP) LIMITED(4)

AGREEMENT

relating to the grant of a lease of Unit
334 Cambridge Science Park Milton
Road Cambridge

THIS AGREEMENT is made on 29th July, 2001 BETWEEN:

(1)
THE MASTER FELLOWS AND SCHOLARS OF THE COLLEGE OF THE HOLY AND UNDIVIDED TRINITY WITHIN THE TOWN AND UNIVERSITY OF CAMBRIDGE OF KING HENRY THE EIGHTH'S FOUNDATION ("the Landlord" which expression includes its successors in title)

(2)
ACCELRYS LIMITED (company registration number 02326316) whose registered office is at the Quorum Barnwell Road Cambridge CB5 8RE ("the Tenant")

(3)
ACCELRYS INC registered in the state of Delaware and whose principal place of business is at CN 5350 Princeton New Jersey 08543-5350 ("the Guarantor")

(4)
TRINITY COLLEGE (CSP) LIMITED (company registration number 03393539) whose registered office is at 112 Hills Road Cambridge CB2 1PH ("the Company")

Whereas the Premises are held by the Landlord which is an exempt charity

NOW IT IS HEREBY AGREED as follows:

1 Interpretation

1.1
In this Agreement unless the context otherwise requires:

1.1.1
Words importing any gender include every gender

1.1.2
Words importing the singular number only shall include the plural number and vice versa

1.1.3
Words importing persons include firms companies and corporations and vice versa

1.1.4
Any reference to any statute (whether or not specifically named) shall include any statutory modification or re-enactment of it for the time being in and any order instrument plan regulation permission and direction made or issued under it or under any statute replaced by it or deriving validity from it

1.1.5
References to clauses schedules and annexures are references to the relevant clause in or schedule or annexure to this Agreement

1.1.6
Where any obligation is undertaken by two or more persons jointly those persons shall be jointly and severally liable in respect of that obligation

1.1.7
Any obligation on the Tenant not to do or omit to do anything shall be deemed to include an obligation not to allow that thing to be done or omitted to be done by any person under its control

1.1.8
The headings to the clauses and schedules shall not affect the interpretation

1.2
In this Agreement unless the context otherwise requires the following Expressions shall have the following meanings

1.2.1
"Arbitrator" means a barrister of at least ten years standing experienced in dealing with agreements of this nature agreed between the parties or nominated on the application of any party by the President for the time being of the Bar Council or his duly appointed deputy where the difference or dispute relates to the meaning or construction of this Agreement or the rights of the parties hereto inter se and otherwise means an independent chartered surveyor of at least ten years standing with experience of dealing with agreements of this nature agreed upon between the parties or nominated on the application of any party by the President for the time being of the Royal Institution of Chartered Surveyors or his duly appointed deputy

2

  1.2.2
  "Architect" means the Charter Partnership Limited of 15 Cardington Road Bedford MK42 0BP appointed pursuant to an appointment dated 15th January 2001 made between the Landlord (1) the Architect (2) or such other firm of architects as the Landlord may from time to time appoint in connection with the Landlord's Works

  1.2.3
  "Building Contract" means the contract dated 5th April 2001 entered into by the Landlord with the Contractor for the Landlord's Works

  1.2.4
  "Certificate of Practical Completion" means the Certificate of Practical Completion of the Landlord's Works issued by the Architect under the Building Contract

  1.2.5
  "Consultants" means the NTN Partnership K J Tait Scott White and Hookins appointed by the Architect in connection with the Landlord's Works

  1.2.6
  "Contractor" means Haymills of Haymills House Station Road East Stowmarket Suffolk IP14 1CF or other contractor as the Landlord may appoint with the Tenant's approval such approval not to be unreasonably withheld or delayed in connection with the Landlord's Works

  1.2.7
  "Estimated Practical Completion Date" means 16th November 2001

  1.2.8
  "Force Majeure" means fire storm tempest other exceptionally adverse weather conditions war hostilities rebellion revolution insurrection military or usurped power civil war labour lock-outs strikes local combination of workmen and other industrial disputes riot civil commotion disorder decree of Government non availability of materials or equipment delay by a local authority or statutory undertaker in carrying out work in pursuance of its statutory obligations or failure by such authority to carry out such work unforeseen site conditions loss or damage by any one or more of the risks insured against or any other cause or circumstances provided that each and every such event:

  (i)
  adversely affects the performance of the terms and provisions of this Agreement and

  (ii)
  cannot reasonably be avoided or provided against by Landlord and/or the Engineering Contractor

  1.2.9
  "Gross Internal Area" means the gross internal area in square feet of the building comprising part of the Landlord's Works as built measured in accordance with the Code of Measuring Practice published by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers (Fourth Edition) but excluding paragraph 2.6 of that Code

  1.2.10
  "Landlord's Works" means the construction on the Premises of a two storey building with plant room in accordance with the Plans and Specifications (or as varied in accordance with the provisions of this Agreement) and which are to be completed by the Landlord in accordance with clause 2 of this Agreement

  1.2.11
  "Lease" means the Lease of the Premises to be granted by the Landlord and accepted by the Tenant (with the Guarantor and the Company joining therein in the manner therein prescribed) which shall be in the form of the attached agreed draft subject to any alterations made pursuant to this Agreement

  1.2.12
  "Necessary Consents" means

  (i)
  full planning permission and

  (ii)
  all other consents licences permissions and approvals whether of a public or a private nature which shall be necessary for the lawful carrying out and completion of the Landlord's Works which the Landlord shall apply for in accordance with clause 2.2 of this Agreement and seek to obtain with all due expedition

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  1.2.13
  "Plans and Specifications" means the plans numbered 34834/100L/101J/102F/103D/105D/115F/116E/117C/119D/120D/122D/ 170D/172D and the specification headed "Landlord's Specification Document Units 334/335 Cambridge Science Park" dated 22 May 2000 Issue 06 annexed to this Agreement which describe the Landlord's Works

  1.2.14
  "Practical Completion Date" means the date referred to in the Certificate of Practical Completion as being the date on which the Landlord's Works achieved practical completion

  1.2.15
  "Premises" has the meaning attributed to it by the Lease

  1.2.16
  "Project Team" means the Architect the Consultants the Contractor and any sub-contractor carrying out design work in connection with the provision of the packages listed in Appendix 1 hereto

  1.2.17
  "Rack Rent Commencement Date" means the date 97 days after the Practical Completion Date

  1.2.18
  "Tenant's New Works" means the installation of cabling and partitioning throughout the Premises

  1.2.19
  "Warranties" means the warranties to be entered into by the members of the Project Team for the benefit of the Tenant in their respective forms of the relevant drafts annexed hereto

  1.2.20
  "Working Day" means any day except Saturday Sunday and bank or other public holidays in England

2 Landlord's Works

2.1
The Landlord shall at its own expense in all respects as soon as reasonably practicable following the obtaining of the Necessary Consents diligently carry out and complete the Landlord's Works and shall complete them:

2.1.1
in a good and workmanlike manner;

2.1.2
using designs prepared with reasonable skill and care;

2.1.3
using only suitable good quality materials of their several kinds and the Landlord will not use cause or permit or suffer to be used in or about the Landlord's Works or any part or parts thereof substances generally known to be deleterious

2.1.4
in accordance with:

(i)
all Necessary Consents;

(ii)
all statutes from time to time in force which affect the Landlord's Works; and

(iii)
the terms of this Agreement

(iv)
the Construction (Design and Management) Regulations 1994

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3 Programme

3.1
The Landlord shall use all reasonable endeavours to procure that the Landlord's Works are completed by the Estimated Practical Completion Date but the Tenant shall be deemed to be adequately compensated for any delay in the Practical Completion Date beyond the Estimated Practical Completion Date by the consequent postponement of the rents and other payments reserved and made payable by the Lease and the Tenant shall have no further rights against the Landlord for any such delay

3.2
The Landlord shall notify the Tenant of any change to the Estimated Practical Completion Date within three Working Days of the Architect becoming aware of the same

4 Landlord's Variations

4.1
The Landlord may vary or add to the Landlord's Works but where such variation or addition will have a material adverse effect upon the Premises or the Tenant the Landlord shall first obtain the written consent of the Tenant which shall not be unreasonably withheld or delayed where reasonable and proper provisions are made to meet the Tenant's concerns

4.2
Notwithstanding clause 4.1 the Landlord may without any consent from the Tenant make variations or additions to the Landlord's Works where such are required in order to comply with any statutes or Necessary Consents PROVIDED THAT the Landlord will use reasonable endeavours subject to the overriding aim to complete the Landlord's Works on or before the Estimated Practical Completion Date and subject to the requirement to comply with such statutes or Necessary Consents in negotiations with the local or other competent authority to ensure that any such variation or addition required by the local or other competent authority shall not materially adversely alter the design layout nature capacity or standard of construction of the Premises as provided for in the Plans and Specifications or materially reduce the area of the Premises or materially affect their use or materially increase the Tenant's liability under the Lease

4.3
If any materials specified in the Plans and Specifications cannot be obtained or if their delivery at the appropriate time or at reasonable cost cannot be guaranteed then notwithstanding clauses 4.1 and 4.2 the Landlord may subject to notifying promptly the Tenant of its intention to do so and considering such reasonable concerns it may make known use alternative materials of no less quality or performance

5 Site Visits By and Supply of Information to the Tenant

5.1
The Landlord shall permit the Tenant and other persons authorised by it at their own risk and subject to the Tenant making good any damage caused by such parties (which the Tenant covenants to do) at such intervals as may from time to time be reasonable on reporting to the Contractor at reasonable times and subject to complying with the proper and reasonable requirements of the Contractor as to safety or otherwise to enter onto the Premises (accompanied by a representative of the Landlord if the Landlord shall so require) to view the progress and state of the Landlord's Works and the materials used or intended for use therein (but so that the persons so entering shall not interfere with the progress of the Landlord's Works and shall address any comments to the Landlord and not to the Contractor)

5.2
Within five working days after any such entry the Tenant may serve on the Architect a notice ("Defects Notice") specifying any respects in which they consider that the Landlord's Works are not being or have not been carried out in accordance with clause 2

5.3
The Landlord shall forthwith investigate the matters contained in the Defects Notice and if reasonably satisfied that the defects specified in the Defects Notice are well founded shall use

5

  reasonable endeavours (subject to the terms of the Building Contract) at its own expense to remedy or procure the remedying of such matters without undue delay

5.4
On or before the Practical Completion Date the Landlord shall provide the Tenant with a complete detailed "as built" specification and related drawings in respect of the Premises and with a complete outline "as built" specification and related drawings in respect of the remainder of the Landlord's Works together with the health and safety file compiled in accordance with the Construction (Design & Management) Regulations 1994

5.5
Any inspection representation or approval in connection with the Landlord's Works by or on behalf of the Tenant shall not in any way relieve the Landlord from its obligation under this Agreement

6 Issue of Certificate of Practical Completion

6.1
In relation to the issue of the Certificate of Practical Completion the Landlord shall procure that

6.1.1
the Architect gives to the Tenant at least five Working Days written notice of their proposal to issue such a certificate and of the date on which it is proposed to carry out the inspection of the Landlord's Works for that purpose

6.1.2
the Architect permits the Tenant and persons authorised by it to accompany the Architect in that inspection of the Landlord's Works

6.1.3
the Architect permits the Tenant and those authorised by it to discuss with them their proposal to issue the relevant certificate and in particular the date to be specified in it

6.1.4
the Architect acts impartially and has due regard to any reasonable representations made by the Tenant or those authorised by it (prior to the proposed date of issue of the certificate) in making a decision as to whether or not to issue the Certificate of Practical Completion and as to the date to be specified therein but not so as to fetter the Architect's discretion in this regard

6.2
Where the Architect shall have given at least five Working Days notice under clause 6.1.1 and the anticipated Practical Completion Date is subsequently postponed the Landlord shall procure that the Certificate of Practical Completion is not subsequently issued unless notice has been given to the Tenant such notice to be three Working Days and otherwise in accordance with clause 6.1.1 (which procedure shall be repeated as often as necessary until such certificate is issued)

6.3
As soon as reasonably practicable after the issue of the Certificate of Practical Completion the Landlord shall supply a copy to the Tenant

7 Post Completion Works

7.1
The Tenant shall allow the Landlord and those authorised by it to have access to the Premises after the Lease is granted for the purpose of complying with any outstanding provisions of this Agreement and shall not interfere with or impede the completion of the Landlord's Works Provided that in so entering the Premises the Landlord and those authorised by it will make good to the reasonable satisfaction of the Tenant all damage caused to the Premises and the Tenant's fixtures fittings and equipment by such entry

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8 Defects

8.1
If the Tenant shall notify the Landlord in writing within 50 weeks from the Practical Completion Date (as to which time shall be of the essence) of any defects which the Landlord is entitled under the terms of the Building Contract to have made good by the Contractor the Landlord will use all reasonable endeavours (subject to the provisions of the Building Contract) to procure that such defects are made good in accordance with the defects liability provisions in the Building Contract

8.2
Clause 8.1 above and clauses 8.3 and 8.4 below shall be a complete statement of the Landlord's obligations in respect of defects in the Works and the Tenant shall have no other rights against the Landlord in respect of such defects whether under this Agreement and/or at law or otherwise

8.3
Notwithstanding the foregoing provisions of this clause 8 and without prejudice to them the Landlord shall use all reasonable endeavours to procure that any defects notified to the Landlord by the Tenant at any time during the defects liability period under the Building Contract which materially prevent or diminish the Tenant's full use and enjoyment of the Premises shall be rectified by the Contractor as quickly as practicable and with the minimum practicable disruption to the Tenant's use of the Premises

8.4
The Landlord shall procure that the Project Team enter into the Warranties and the Landlord shall deliver the same to the Tenant prior to completion of the Lease PROVIDED THAT this obligation shall not apply in relation to any particular member of the Project Team in respect of the warranty to be given by that member of the Project Team if it has ceased to exist or become insolvent

8.5
Without prejudice to any rights that the Tenant may have in relation to a breach of clause 8.4 by the Landlord if the Warranties referred to in clause 8.4 have not been entered into or if the Tenant has been unable (after using all reasonable endeavours) to procure the remedy of any latent and inherent defect under the Warranties then (provided notice of the same shall have been given to the Landlord by the Tenant or its successors in title before the expiration of 12 years form the date hereof) the Landlord will use all reasonable endeavours at the request of the Tenant to preserve and to enforce all rights and remedies which the Landlord may have against the Project Team in respect of latent and inherent defects

8.6
For the purpose of this clause the expression "latent and inherent defects" shall mean any defect in the Works present but undiscovered at the date of issue of the Certificate of Practical Completion arising out of or attributable to defects in design defects in workmanship or defects in materials used in the Premises

8.7
The Landlord shall procure that the suppliers of the Flat Roof and Raised Floor included within the Landlord's Works shall each issue a performance guarantee to the Landlord in its standard form details of which are annexed hereto ("performance guarantees") on or before the completion of the Lease together with its written consent to the assignment thereof to the Tenant

8.8
On completion of the Lease the Landlord shall assign the benefit of each of the performance guarantees to the Tenant and deliver the same to the Tenant and shall serve written notice of each such assignment on the supplier as soon as it is completed

8.9
The Tenant shall:

8.9.1comply
with each of the terms and conditions of each of the performance guarantees following its assignment and upon request by the Landlord shall produce evidence of such compliance

8.9.2at
the expiration or sooner determination of the Term (as defined in the Lease) re-assign the benefit of each of the performance guarantees to the Landlord and deliver the same to the Landlord and shall serve written notice of each such assignment on the supplier as soon as it is completed

7

8.10
If the Tenant is in breach of its obligations under clause 8.9.2 it shall be lawful for the Landlord to do all things necessary to rectify such breach and the Tenant irrevocably empowers and appoints the Landlord as its attorney for this purpose and shall indemnify the Landlord in respect of any proper costs which it so incurs on demand

8.11
In the event of the performance guarantees (or any of them) being issued directly to the Tenant then (to the extent only that they are so issued) clauses 8.7 and 8.8 above shall not apply but clauses 8.9 and 8.10 shall apply

9 General Conditions

9.1
This Agreement incorporates the Standard Conditions of Sale (3rd Edition) except insofar as they are varied by or inconsistent with any of the provisions of this Agreement

9.2
The Premises are let subject to all rights of way and water rights of common and other rights easements quasi-easements wayleaves liabilities and public rights affecting the Premises whether existing at the date of this Agreement or arising after that date and all matters capable of constituting overriding interests if title were registered

9.3
Conditions 1.3 3.4 5.11 5.1.2 5.2.2(g) 5.2.3 and 8 of the Standard Conditions are excluded from this Agreement

9.4
The Landlord grants the Lease with full title guarantee save that the covenants set out in Section 1 and Section 3(1) of the Law of Property (Miscellaneous Provisions) Act 1994 do not extend to any charge encumbrance or other right which the Landlord does not know about and the covenant set out in Section 2 of the said Act shall not require the Landlord to meet costs arising from the Tenant's failure to make proper searches or to raise requisitions on title or on the results of its searches in respect of periods prior to the date of this Agreement

9.5
The Premises are let subject to any covenants restrictions declarations stipulations and agreements contained or referred to in the Lease annexed hereto or as disclosed by the title deduced (if any) The Tenant will not require title to be deduced or make or raise any objection or requisition in respect of title save as regards any matters disclosed by the results of its Land Charges or Land Registry search against the Landlord and arising in the period between the date of this Agreement and the date of actual completion Conditions 4.1.1 4.3.2 4.5.1 and 5.2.7 of the Standard Conditions are accordingly to that extent excluded from this Agreement

9.6
The Landlord shall not be bound to let the Premises to any person or company other than the Tenant and other than by way of one lease

9.7
The benefit of this Agreement shall be personal to the Tenant who shall not assign charge share part with or otherwise dispose of this Agreement or any interest hereunder

10 Grant of Lease

10.1
The Basic Rent shall be such sum as equals the Gross Internal Area of the Premises multiplied by £21.48 subject to a maximum figure of £900,000

10.2
As soon as reasonably practicable prior to the Practical Completion Date the Landlord and the Tenant (or their respective nominated representatives) shall jointly measure the Gross Internal Area and seek to agree it

10.3
In the event of any failure to agree any measurement in accordance with the foregoing provisions of this clause such measurement shall be determined by arbitration pursuant to the provisions of clause 15 of this Agreement

8

10.4
The Landlord shall procure that its solicitors prepare the engrossments of the Lease and counterpart and deliver the counterpart to the Tenant or its solicitors at least five Working Days before the Completion Date

10.5
The Landlord will grant (at the request of the Guarantor testified by its signature to this Agreement) to the Tenant and the Tenant will itself accept and the Tenant and the Guarantor will in their respective capacities execute and deliver to the Landlord a counterpart of the Lease and the Tenant will pay any Service Rent for which demand is made and all costs and other sums payable on the Practical Completion Date pursuant to this Agreement within ten Working Days after the later of:

10.5.1
the Practical Completion Date and

10.5.2
delivery of the engrossment of the counterpart Lease to the Tenant or its solicitors

    ("the Completion Date")

10.6
Completion of the Lease shall take place at the offices of the Landlord's solicitors or at such other place as they shall reasonably require

10.7
The term of the Lease shall commence on the Practical Completion Date and the service rent and other payments under the Lease (excepting the Basic Rent (as that expression is defined in the Lease)) shall all commence to be payable in respect of the period from (and including) the Practical Completion Date but the Basic Rent shall only become due and payable on and from the Rack Rent Commencement Date

11 Determination

11.1
The Landlord may determine this Agreement by written notice to the Tenant if both:

11.1.1
the Tenant fails to perform or observe any of its obligations in this Agreement or if any event occurs which had the Lease been granted would have entitled the Landlord to re-enter the Premises and

11.1.2
either such failure or event is incapable of remedy or it is capable of remedy and the Landlord has served on the Tenant written notice specifying the failure or event and requiring it to be remedied within a reasonable time (to be specified in the notice) and the Tenant has failed so to do

11.2
The Tenant may terminate this Agreement if the Landlord's Works are not completed by 28th February 2002 (whether or not for reasons of force majeure) or within such further period as the parties hereto shall agree

11.3
The Landlord may determine this Agreement by written notice if the Landlord's Works are not completed by 31st May 2002 (whether or not for reasons of Force Majeure) or within such further period as the parties hereto shall agree

11.4
On termination or rescission of this Agreement this Agreement shall become null and void but without prejudice to the obligation contained in this clause 11.4 and without obligation by any party to refund payments made by any other and without prejudice to any rights or remedies which any party may have in respect of antecedent breach of this Agreement and each party shall forthwith return all documents plans and papers provided to it by any other party and each party shall forthwith cancel any entry it may have made at H M Land Registry or the Land Charges Registry protecting this Agreement

9

12 No Demise/Early Access

12.1
Until the actual grant of the Lease this Agreement shall not operate or be deemed to operate as a demise of the Premises nor shall the Tenant have or be entitled to any estate right or interest in the Premises or any part of them or in any materials in or upon them other than such equitable interest as is created by and such rights as are granted by this Agreement

12.2
Notwithstanding the foregoing the Tenant may with the prior consent of the Landlord such consent not to be unreasonably withheld or delayed have access to the Premises to commence the Tenant's New Works subject to compliance with the provisions relating thereto contained in the Lease and the Landlord and the Tenant shall confer consult and co-operate with each other to minimise disruption of the activities of the other during the carrying out of the Landlord's Works and the Tenant's New Works respectively and to create and maintain a workable interface between their respective activities

12.3
The Tenant shall not take up occupation of the Premises until the Lease shall have been completed and payments made in accordance with the provisions of this Agreement

13 Alienation

13.1
The Tenant shall not assign mortgage charge or in any way deal or part with this Agreement or any interest under it and shall itself be the first occupier of the Premises PROVIDED that the Tenant shall be entitled to charge by way of legal charge their interest hereunder with the previous consent of the Landlord (such consent not to be unreasonably withheld or delayed) subject to the same conditions as would be applicable to a corresponding transaction if the Lease had been granted

14 Declaration of Non-Merger

14.1
The Landlord's the Tenant's and the Guarantor's obligations under this Agreement shall continue notwithstanding the grant of the Lease insofar as they remain to be performed and observed

15 Resolution of Disputes

15.1
If there shall be any dispute or difference between the parties arising out of this Agreement it may be referred by any party to the Arbitrator for determination and the Arbitrator shall act as an Arbitrator in accordance with the Arbitration Acts 1950-1979 or any statutory re-enactment thereof for the time being in force

16 Notices

16.1
Any notice to be served on or communication to be sent to any party to this Agreement shall be deemed to be properly served if served in the manner provided in clause 5.2 of the draft Lease annexed hereto

17 Value Added Tax

17.1
Any consideration given for supplies made by the Landlord under this Agreement is exclusive of VAT and the Tenant will on demand discharge any liabilities of the Landlord relating to VAT (or any substituted tax) in respect of any supply of goods or services for VAT purposes made pursuant to or in consequence of this Agreement where it is first presented with a valid VAT invoice in the name of the Tenant

10

18 Statutory Compliance

18.1
The Premises are held by or in trust for a charity by the Landlord and the charity is an exempt charity

18.2
The obligations on the part of the Landlord contained in this Agreement are personal to The Master Fellows and Scholars of the College of the Holy and Undivided Trinity within the town and University of Cambridge of King Henry the Eighth's Foundation

19 Legal Costs

19.1
Each party shall bear its own legal and other costs in relation to this transaction

20 Late Payment

20.1
Any sum due from one party to any other under which this Agreement which is not paid when it is due (or within any period specifically allowed by this Agreement) shall bear Interest (as defined in the draft Lease annexed hereto) for the period from the date when it fell due to the date of payment

21 No Representations

21.1
This Agreement incorporates the entire contract between the parties and the Tenant and the Guarantor acknowledge that they have not entered into this Agreement in reliance on any statements or representations made to the Tenant or the Guarantor by or on behalf of the Landlord save those written statements of the Landlord's solicitors made prior to the date of this Agreement to the Tenant's solicitors

22 Insurance

22.1
The Landlord shall until the Practical Completion Date keep insured or cause to be kept insured the Landlord's Works and all other fixtures fittings plant machinery apparatus and building materials from time to time in and upon the Premises and any adjoining land in an amount not less than the full reinstatement cost for the time being of the Landlord's Works (including professional fees the cost of debris removal and value added tax where applicable) against loss or damage by such risks as may from time to time be usually covered by a contractor's comprehensive policy and shall procure that all insurance money received shall be laid out in making good any such loss or damage

22.2
The Landlord shall maintain public liability insurance in an appropriate sum in respect of the Landlord's Works

22.3
From the Practical Completion Date the provisions in the Lease relating to insurance shall apply

23 Guarantee

23.1
In consideration of the Landlord entering into this Agreement at the request of the Guarantor the Guarantor covenants with and guarantees to the Landlord that the Tenant will observe and perform its obligations under this Agreement to the intent that (mutatis mutandis) the covenants guarantees and conditions contained or referred to in clause 6 of the draft Lease annexed hereto shall be deemed to be incorporated in this clause but with the substitution of "the Guarantor" for "the Surety"

23.2
The Landlord shall use all reasonable endeavours to mitigate any losses claims damages and expenses incurred or suffered by it and in respect of which the Guarantor is liable pursuant to clause 23.1

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24 Proper Law

24.1
This Agreement will be governed by and construed in accordance with English law and the parties irrevocably submit to the non-exclusive jurisdiction of the English courts

24.2
The Surety irrevocably authorises and appoints Accelrys Limited of Unit 334 Cambridge Science Park Milton Road Cambridge (or such other person or body resident in England or Wales as it may from time to time by written notice to the other parties hereto substitute) to accept service of all legal process arising out or connected with this Agreement and service on Accelrys Limited (or such substitute) will be deemed to be service on the Surety

24.3
The Surety will on the date of this Agreement and as the pre-condition to completion at its own cost obtain and deliver to the Landlord and the Company a letter from Dechert Rice & Rhoads in the form agreed between the solicitors for the Landlord and the Tenant copies of which have been retained by them

25 Charity

25.1
The Landlord hereunder is a charity and that charity is an exempt charity

26 Contracts (Rights of Third Parties) Act 1999

26.1
The parties intend that no person who is not a party to this Agreement is to have the benefit of or be capable of enforcing any term of this Agreement as a result of the Contracts (Rights of Third Parties) Act 1999

27 The Company

27.1
The Company agrees to join in and complete the Lease in the manner therein appearing

This instrument:

(a)
is executed as a deed and by its execution the parties authorise their solicitors to deliver it for them when it is dated

(b)
was delivered when it was dated.

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APPENDIX 1

    Design packages

1  Structural Steel Work Connections

2  Curtain Walling Windows and Wall Cladding

3  Lift

4  Staircase and Balastrades

5  Atrium Roofing System

6  Window Sunshades

7  Revolving Door

8  Upper Floor Construction

The common seal of THE MASTER	)
FELLOWS AND SCHOLARS OF	)
TRINITY COLLEGE CAMBRIDGE was	)
affixed in the presence of:	)

/s/ Jeremy Fairbrother
Senior Bursar

/s/ Alexander Simm
Junior Bursar

13

Signed as a deed by TRINITY COLLEGE	)
(CSP) LIMITED acting either by a director	)
and its secretary or by two directors	)

/s/ Jeremy Fairbrother
Director

/s/ Alexander Simm
Director/Secretary
The common seal of ACCELRYS LIMITED	)
was affixed in the presence of:	)

/s/ Joseph A. Mollica
Director

/s/ Bruce C. Myers
Secretary
Signed as a deed by ACCELRYS INC	)
acting by its duly authorised signatories	)

/s/ Joseph A. Mollica
Duly authorised signatory

/s/ Bruce C. Myers
Duly authorised signatory

14

Exhibit 10.30

DATED                        2001

THE MASTER FELLOWS AND
SCHOLARS OF TRINITY COLLEGE
CAMBRIDGE(1)

ACCELRYS LIMITED(2)

ACCELRYS INC(3)

TRINITY COLLEGE (CSP) LIMITED(4)

LEASE

of Unit 334 Phase VI
Cambridge Science Park

Term:	20 years (plus broken quarter if any)
Initial Rent:	£900,000 per annum
Rent Review Dates:	[Insert 5th, 10th and 15th anniversary of Practical Completion or (if Practical Completion not a quarter day) the quarter day succeeding Practical Completion]
Expiry Date:
[Insert day preceding [ ] anniversary of Practical Completion or (if Practical Completion is not a quarter day) the day preceding the [ ] anniversary of the quarter day succeeding practical completion]

Mills & Reeve
Cambridge

Contents

1	Definitions and Interpretation		1
2	The demise habendum and reddendum		4
3	Tenant's covenants		5
4	Landlord's covenants		5
5	Company's covenants		5
6	Proviso agreement and declaration		5
	6.1	Forfeiture	5
	6.2	Notices	6
	6.3	Rent abatement	6
	6.4	Part II Landlord and Tenant Act 1954	7
	6.5	Warranties	7
	6.6	Landlord's powers to deal with the Landlord's Neighbouring Premises	7
	6.7	Arbitration	7
	6.8	Landlord's obligations	7
	6.9	Value added tax	7
	6.10	Reference to Rights	7
	6.11	References to Consents	8
	6.12	References to Rights of Entry	8
	6.13	Third Party Rights	8
7	Surety's covenant		8
8	Personal Rent Abatement		8
Schedule 1			10
	Part 1		10
	The property included in this demise		10
	Part 2		10
1	Right to services		10
2	Right of way		10
3	Right to support		10
Schedule 2			11
	Part 1		11
	Exceptions and reservations in favour of the Landlord		11
1	Right to light and air		11
2	Right to enter to cultivate		11
3	Right to restrict access		11
4	Right to services		11
	Part 2		11

	Existing Encumbrances	11
Schedule 3		12
	The rents payable by the Tenant	12
	Part 1—Rents payable quarterly	12
1	Definitions	13
2	The rent review	13
3	Memorandum of agreement as to rent	13
4	Where assessment of rent delayed	13
5	Intermediate rent periods	13
	Part 2—Rents payable upon demand	14
1	Insurance Rent	14
2	Rent for common parts	14
3	Interest on arrears	14
4	Insurance excess	14
	Part 3	14
	Provisions and obligations relating to the Service Rent	14
Schedule 4		20
	Tenant's covenants	20
1	To pay rent	20
2	To pay outgoings	20
3	To repair and decorate	20
4	Not to make alterations	21
5	To permit entry	22
6	To repair on notice	22
7	To pay Landlord's costs	22
8	As to use and safety	23
9	Not to use for unlawful or illegal purposes or cause nuisance	24
10	Not to reside	24
11	As to user	24
12	To keep open and security	25
13	Displays and advertisements	25
14	To keep clean	25
15	To comply with Legal Obligations and give notice	25
16	To comply with the Planning Acts	26
17	Insurance	26
18	To indemnify	27
19	Dealings with the Premises	28
20	To give notice of assignments, devolutions etc.	30

21	As to loss or acquisition of easements	30
22	To produce plans/documents	31
23	Not to interfere with reserved rights	31
24	To permit entry for reletting etc.	31
25	To yield up	31
26	New surety	31
27	As to value added tax	31
28	As to maintenance contracts	32
29	Statutory acquisitions	32
30	Fire fighting appliances	32
31	Existing Encumbrances	33
32	Not to obstruct	33
33	To comply with regulations	33
34	To comply with Planning Agreement and planning permissions	33
35	To pay cost of damage	33
36	To permit access to the Company	33
37	Costs	33
Schedule 5		34
	Landlord's covenants	34
1	As to quiet enjoyment	34
2	To insure and reinstate	34
3	Duty to Mitigate	34
Schedule 6		35
	Surety's covenants and agreements	35
1	Covenants by Surety	35
2	Agreements by Surety	35
Schedule 7		37
	Guarantee Agreement	37
1	Definitions and interpretation	37
2	Guarantee	37
3	New lease	38
4	Security taken by Guarantor	39
5	Limitation on Guarantor's liability	39
6	Joint and several Guarantors	39

THIS LEASE is made on            2001 BETWEEN:

(1)
("Landlord") THE MASTER FELLOWS AND SCHOLARS OF THE COLLEGE OF THE HOLY AND UNDIVIDED TRINITY WITHIN THE TOWN AND UNIVERSITY OF CAMBRIDGE OF KING HENRY THE EIGHTH'S FOUNDATION

(2)
("Tenant") ACCELRYS LIMITED (company number 02326316) whose registered office is at The Quorum Barnwell Road Cambridge CB5 8RE

(3)
("Surety") ACCELRYS INC incorporated in the state of Delaware whose principal place of business is CN 5350 Princeton New Jersey 08543-5350

(4)
("Company") TRINITY COLLEGE (CSP) LIMITED (company number 03393539) whose registered office is at 112 Hills Road Cambridge CB2 1PH

NOW THIS LEASE WITNESSETH as follows:

1   Definitions and Interpretation

1.1
In this Lease unless the context otherwise requires:

  "Authority" means any statutory public local or other authority or any court of law or any government department or agency or other competent body or any of them or any of their duly authorised officers

  "Basic Rent" means £[NB To be calculated pursuant to the Agreement] per annum (subject to increase as provided in part 1 of schedule 3)

  "Company" means Trinity College (CSP) Limited or any successor company responsible for the management of the Estate

  "Connected Person" means any person, firm or company which is connected with the Tenant for the purposes of section 839 Income and Corporation Taxes Act 1988

  "Consent" means an approval permission authority licence or other relevant form of approval given by the Landlord in writing

  "Deeds of Grant" means two Deeds of Grant of Easement each being dated 10th November 2000 the first being made between Aula Limited (1) the Landlord (2) and the Company (3) and the second being made between the Landlord (1) Aula Limited (2) and the Company (3)

  "Enactments" shall include all present and future Acts of Parliament (including but not limited to the Public Health Acts 1875 to 1961 the Factories Act 1961 the Offices Shops and Railway Premises Act 1963 the Fire Precautions Act 1971 the Defective Premises Act 1972 the Health and Safety at Work etc. Act 1974 the Environmental Protection Act 1990 and the Planning Acts) and all notices directions orders regulations bye-laws rules and conditions under or in pursuance of or deriving effect therefrom and any reference herein to a specific enactment or enactments (whether by reference to its or their short title or otherwise) shall include a reference to any enactment amending or replacing the same and any future legislation of a like nature

  "Environmental Damage" means any damage to human health or the environment which constitutes a breach of any Legal Obligation or gives rise to a civil claim for damages

  "Estate" shall mean Cambridge Science Park shown edged red and blue on Plan 2 situate adjoining Milton Road partly in the City of Cambridge and partly in the County of Cambridgeshire together with any such further neighbouring area in respect of which the Landlord or its lessees may from time to time or at any time during the Period of Limitation receive planning permission to develop for uses similar or ancillary to the use of the said area edged red and blue and which the Landlord during the Period of Limitation elects to include in Cambridge Science Park

  "Existing Encumbrances" means the documents referred to in part 2 of schedule 2 of this Lease

  "Group Company" has the meaning ascribed to it by s.42 Landlord and Tenant Act 1954

  "Hazardous Material" means any substance which is inflammable explosive dangerous or otherwise known or reasonably believed to be harmful to human health or the environment and for that reason subject to statutory controls on production use storage or disposal

  "Insured Risks" means at any particular time the risks of loss or damage by riot civil commotion (if available on reasonable commercial terms and at reasonable commercial cost) fire storm flood explosion bursting or overflow of water tanks boilers or apparatus impact by road vehicles aircraft and other aerial devices or articles dropped therefrom and the risk of any other kind of loss or damage which the Landlord may from time to time in their absolute discretion deem it desirable to insure against and against which they shall at that particular time have a policy of insurance in effect subject to such exclusions and limitations as the insurers may impose and subject in every case to the availability of insurance cover against the risk and subject to the conditions on which and to the extent that insurance cover against each risk is generally available in relation to property such as the Premises

  "Interest" shall mean interest at the yearly rate of four per cent above the base rate published from time to time by Barclays Bank PLC or (in the event of base rate or Barclays Bank PLC ceasing to exist) such other equivalent rate of interest as the Landlord may from time to time in writing specify

  "Landlord" shall include any party for the time being entitled to the reversion immediately expectant upon the end of the Term

  "Landlord's Neighbouring Premises" means any land or buildings now or hereafter during the Period of Limitation erected adjoining or neighbouring the Premises (whether beside under or over) which belong to the Landlord now or hereafter during the Period of Limitation

  "Legal Obligation" means any obligation from time to time created by any Enactment or Authority which relates to the Premises or their use

  "Period of Limitation" means the period of eighty years commencing on the date hereof or such longer period as the law may permit (which period is hereby specified as the perpetuity period applicable to this Lease under the rule against perpetuities)

  "Phase VI" means that part of the Estate edged blue on Plan 2

  "Phase VI Planning Agreement" shall mean an Agreement dated 17th October 2000 made between the Landlord (1) Aula Limited (2) Cambridgeshire County Council (3) made pursuant to Section 106 of the Town and Country Planning Act 1990

  "Plan 1" shall mean the plan numbered 1 annexed hereto

  "Plan 2" shall mean the plan numbered 2 annexed hereto

  "Planning Acts" means the Town and Country Planning Acts 1948 to 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Local Government Planning and Land Act 1980 and all notices directions orders regulations byelaws rules and conditions under or in pursuance of or deriving effect therefrom from time to time and any reference herein to these or any other Act or Acts shall include a reference to any statutory modification or re-enactment thereof for the time being in force and any future legislation of a like nature

  "Planning Agreement" shall mean:

  (a)
  an agreement dated 8th November 1971 made pursuant to section 37 of the Town and Country Planning Act 1962 between the County Council of the Administrative County of Cambridgeshire and Isle of Ely (1) and the Landlord (2) and

  (b)
  an agreement dated 19th August 1975 made pursuant to section 52 of the Town and Country Planning Act 1971 between the same parties and in the same order as the section 37 agreement and

  (c)
  an agreement dated 2nd February 1982 made pursuant to section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council (1) and the Landlord (2) and

  (d)
  an agreement dated 26th June 1984 made pursuant to section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council (1) and the Landlord (2) and

  (e)
  an agreement dated 2nd June 1988 made pursuant to section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council (1) and the Landlord (2)

  (f)
  an agreement dated 15th February 1999 made pursuant to section 106 of the Town and Country Planning Act 1990 between Cambridgeshire County Council (1) and the Landlord (2)

  "Premises" means the property hereby demised as described in part 1 of schedule 1 including all Service Channels exclusively serving such property and fixtures and fittings (other than trade or tenant's fixtures and fittings) therein together with all additions alterations and improvements to such property

  "Rent Commencement Date" means [Insert date 97 days after Practical Completion Date]

  "Rights" means the rights described in part 2 of schedule 1 of this Lease

  "Service Channels" means all such flues sewers drains ditches pipes wires watercourses cables channels gutters ducts and other conductors of services and plumbing and ventilating equipment and motors appurtenant thereto as are now existing or which may be constructed or laid during the Term and within the Period of Limitation as herein defined

  "Service Rent" shall have the meaning ascribed to that expression in part 3 of Schedule 3

  "Surety" means a person who has entered into a guarantee of the Tenant's covenants contained in this Lease in the form of the guarantee set out in schedule 6 (whether by separate deed pursuant to the provisions of this Lease or otherwise) and shall include the Surety's successors whether by substitution or otherwise including personal representatives

  "Surveyor" means the Surveyors Consulting Engineers and Agents for the time being of the Landlord

  "Tenant" shall include the person in whom the Term is presently vested

  "Term" means the total period of demise hereby granted and (other than in the case of the references to the term in the definition of "Relevant Date" and in the habendum of this Lease) includes any period of holding over or any extension or continuance of the contractual term by Enactment or otherwise

1.2
Words importing the masculine gender only include the feminine gender and vice versa and include any body of persons corporate or unincorporate words importing the singular number only include the plural number and vice versa and the word "person" shall include any body of persons corporate or unincorporate and all covenants by any party hereto shall be deemed to be joint and several covenants where that party is more than one person and any covenant by the Tenant not to do or not to do or omit to do an act or thing shall be deemed to include an obligation not to permit or suffer such act or thing to be done or omitted

1.3
(a) References to numbered clauses and schedules are references to the relevant clause or schedule to this Lease and references to numbered paragraphs are references to the numbered paragraphs of that schedule or the part of the schedule in which they appear

(b)
The clause paragraph and schedule headings do not form part of this lease and are not to be taken into account when construing it

1.4
This instrument

(a)
is executed as a deed and by its execution the parties authorise their solicitors to deliver it for them when it is dated

(b)
was delivered when it was dated

(c)
is entered into pursuant to an agreement for lease

1.5
This Lease is a new tenancy for the purposes of the Landlord and Tenant (Covenants) Act 1995

2   The demise habendum and reddendum

2.1
In consideration of the several rents and covenants on the part of the Tenant herein reserved and contained the Landlord HEREBY DEMISES unto the Tenant ALL THOSE premises more particularly described in schedule 1 TOGETHER WITH (in common with the Landlord their lessees and assigns and all other persons from time to time having the like rights) the Rights EXCEPT AND RESERVING UNTO THE LANDLORD and its successors in title assigns and lessees and all persons from time to time authorised by it the interests rights reservations and exceptions more particularly set out in part 1 of schedule 2 TO HOLD the Premises unto the Tenant SUBJECT to (but with the benefit of) the Existing Encumbrances and to any or all easements and other rights (if any) now subsisting over or which may affect the same from [insert Practical Completion Date] 200[  ] [to [  ]200[  ]] [insert quarter day succeeding the Practical Completion Date if Practical Completion Date is not a quarter day—otherwise delete words in italics] and thereafter for the term of 20 years but determinable nevertheless as hereinafter provided YIELDING AND PAYING THEREFOR unto the Landlord during the Term by way of rent

(a)
yearly and proportionately for any fraction of a year the Basic Rent (which shall be subject to increase as provided in part 1 of Schedule 3) the first such payment or a proportionate part thereof in respect of the period from the Rent Commencement Date to [insert the next regular quarter day after the Rent Commencement Date] to be made on the Rent Commencement Date and thereafter such rents to be paid by equal quarterly instalments in advance on the four usual quarter days in every year

(b)
on demand the rents specified in part 2 of schedule 3

(c)
the Service Rent (which shall be payable in accordance with clause 3.2 of this Lease at the time and in the manner prescribed in part 3 of Schedule 3)

(d)
any other sums which may become due from the Tenant to the Landlord under the provisions of this Lease all such payments to be made without any deduction

3   Tenant's covenants

3.1
The Tenant HEREBY COVENANTS with the Landlord to observe and perform all the covenants and provisions on the Tenant's part set out in Schedule 4

3.2
The Tenant HEREBY COVENANTS with the Company and as a separate and distinct covenant with the Landlord at all times during the Term:

(a)
(subject to clause 6.15 below) to pay the Service Rent at the times and in the manner provided in part 3 of schedule 3 and

(b)
to observe and perform the obligations on its part contained in part 3 of Schedule 3

(c)
upon each assignment of this Lease the Tenant shall procure that the Assignee enters into and completes a Deed of Covenant in favour of the Company upon like terms to this clause 3.2

4   Landlord's covenants

4.1
The Landlord HEREBY COVENANTS with the Tenant to observe and perform all the covenants and provisions on the Landlord's part set out in Schedule 5

5   Company's covenants

5.1
The Company hereby covenants with the Tenant as a separate and distinct covenant with the Landlord at all times during the Term to observe and perform all the covenants and provisions on the Company's part set out in part 3 of Schedule 3

5.2
The Company hereby covenants with the Tenant that upon each assignment of this Lease the Company shall enter into and complete a Deed of Covenant in favour of such assignee upon like terms to clause 5.1 above and this clause 5.2

6   Proviso agreement and declaration

6.1
Forfeiture

    Without prejudice to any other rights of the Landlord if:

  (a)
  the whole or part of the rent remains unpaid twenty one days after becoming due (whether demanded or not) or

  (b)
  any of the Tenant's covenants in this Lease are not performed or observed or

  (c)
  the Tenant or any guarantor or surety of the Tenant's obligations under this Lease

  (i)
  proposes or enters into any composition or arrangement with its creditors generally or any class of its creditors or

  (ii)
  is the subject of any judgment or order made against it which is not complied with within seven days or is the subject of any execution distress sequestration or other process levied upon or enforced against any part of its undertaking property assets or revenue or

  (iii)
  being a company:

  (A)
  is the subject of a petition presented or an order made or a resolution passed or analogous proceedings taken for appointing an administrator of or winding up such company (save for the purpose of and followed within four months by an amalgamation or reconstruction which does not involve or arise out of insolvency or give rise to a reduction in capital and which is on terms previously approved by the Landlord) or

      (B)
      an encumbrancer takes possession or exercises or attempts to exercise any power of sale or a receiver or administrative receiver is appointed of the whole or any part of the undertaking property assets or revenues of such company or

      (C)
      stops payment or agrees to declare a moratorium or becomes or is deemed to be insolvent or unable to pay its debts within the meaning of section 123 Insolvency Act 1986

    (iv)
    being an individual:

    (A)
    is the subject of a bankruptcy petition or bankruptcy order or

    (B)
    is the subject of an application or order or appointment under section 253 or section 273 or section 286 Insolvency Act 1986 or

    (C)
    is unable to pay or has no reasonable prospect of being able to pay his debts within the meaning of sections 267 and 268 Insolvency Act 1986

  (d)
  any event occurs or proceedings are taken with respect to the Tenant or any guarantor of the Tenant's obligations under this Lease in any jurisdiction to which it is subject which has an effect equivalent or similar to any of the events mentioned in clause 6.1(c)

  then and in any of such cases the Landlord may at any time (and notwithstanding the waiver of any previous right of re-entry) re-enter the Premises whereupon this Lease shall absolutely determine but without prejudice to any right of action of the Landlord in respect of any previous breach by the Tenant of this Lease PROVIDED THAT if any of the events referred to in clause 6.1(c) or 6.1(d) occurs in respect of any guarantor or surety of the Tenant in circumstances where a new surety is provided by the Tenant pursuant to the provisions of paragraph 26 of schedule 4 then any such re-entry shall cease and determine and the parties shall be restored to the position they were in prior to such event PROVIDED FURTHER THAT in such circumstances the Landlord shall not effect peaceable re-entry

6.2
Notices

    Any notice under this Lease shall be in writing and any notice

  (a)
  to the Tenant or the Surety shall be deemed to be sufficiently served if

  (i)
  left addressed to the Tenant on the Premises or

  (ii)
  sent to the Tenant or the Surety by post at the last known address or (if a Company) registered office of the Tenant or the Surety and

  (b)
  to the Landlord shall be deemed to be sufficiently served if

  (i)
  sent to the Landlord by post at the last known address or (if a Company) registered office of the Landlord

  (ii)
  whilst the reversion immediately expectant on the determination of the Term is vested in the original Landlord (as named herein) addressed to the Landlord's Senior Bursar and delivered to him personally or sent to him by post

6.3
Rent abatement

  If the Premises or the access thereto are destroyed or rendered wholly or partly unfit for use by any of the Insured Risks then (provided the destruction or damage is not caused by the act or default of the Tenant or any person on the Premises with the Tenant's express or implied authority or any predecessor in title of any of them so that the insurance policy effected in respect of the Premises is vitiated or payment of any part of the policy money is withheld) a fair proportion of the Basic Rent according to the extent of the damage sustained and (in the case of the Premises being wholly unfit for use) the Service Rent shall cease to be payable for the shorter of a period of three years or the period during which the Premises or the access thereto remain unfit for use and any dispute with reference to this proviso shall be referred to arbitration in accordance with clause 6.7 below

6.4
Part II Landlord and Tenant Act 1954

  If this Lease is within Part II of the Landlord and Tenant Act 1954 then subject to the provisions of subsection (2) of section 38 of that Act neither the Tenant nor any assignee or undertenant of the Term or of the Premises shall be entitled on quitting the Premises to any compensation under section 37 of that Act

6.5
Warranties

  The Tenant hereby acknowledges and admits that the Landlord has not given or made any representation or warranty that the use of the Premises herein authorised is or will remain a permitted use under the Planning Acts

6.6
Landlord's powers to deal with the Landlord's Neighbouring Premises

  Notwithstanding anything herein contained the Landlord and all persons authorised by the Landlord shall have power without obtaining any consent from or making any compensation to the Tenant to deal as the Landlord may think fit with the Landlord's Neighbouring Premises and to erect thereon or on any part thereof any building whatsoever and to make any repairs alterations or additions and carry out any demolition or rebuilding whatsoever (whether or not affecting the light or air to the Premises) which the Landlord may think fit or desire to do PROVIDED THAT in the exercise of such power the Landlord will not cause the Premises to be rendered unsuitable for the Tenant's use and business nor at any time materially restrict access thereto

6.7
Arbitration

  (Unless this Lease otherwise provides) if any dispute or difference shall arise between the parties hereto touching these presents or the rights or obligations of the parties hereunder such dispute or difference shall in the event of this Lease expressly so providing and otherwise may by agreement between the parties be referred to a single arbitrator to be agreed upon by the parties hereto or in default of agreement to be nominated by the President or Vice President for the time being of the Royal Institution of Chartered Surveyors on the application of any party in accordance with and subject to the provisions of the Arbitration Act 1996

6.8
Landlord's obligations

  Nothing herein contained shall render the Landlord liable (whether by implication of law or otherwise howsoever) to do any act or thing which the Landlord has not expressly covenanted to carry out provide or do in schedule 5

6.9
Value added tax

  Any consideration on supplies made by the Landlord under this Lease is exclusive of value added tax (or any substituted tax)

6.10
Reference to Rights

  Any reference to any right or easement exercisable by the Landlord should be deemed to include the exercise of such right or easement (to the extent that they pertain to the management of the Estate) the Company or any mortgagee of the Landlord or of the Company

6.11
References to Consents

  In every case where there is an obligation on the part of the Tenant to obtain consent or approval from the Landlord there should be deemed to be included an obligation to obtain consent and approval from any mortgagee of the Landlord and the Landlord should be entitled to withhold the giving of its consent or approval until the consent or approval of any such mortgagee has first been granted PROVIDED THAT there shall be no such obligation if the mortgagee of the Landlord is entitled to withhold consent or approval on terms which are more restrictive to the Tenant than the terms applicable to the Landlord pursuant to this Lease

6.12
References to Rights of Entry

  All rights of entry exercisable by the Landlord or (to the extent that they pertain to the management of the Estate) the Company or any mortgagee or persons authorised by the Landlord or the Company shall extend to and include their respective surveyors servants contractors agents licensees and work people with or without plant appliances and materials

6.13
Third Party Rights

  The parties intend that no person who is not a party to this lease is to have the benefit of or be capable of enforcing any term of this lease as a result of the Contracts (Rights of Third Parties) Act 1999.

6.14
Proper law

  This Lease will be governed by and construed in accordance with English law and the parties irrevocably submit to the non-exclusive jurisdiction of the English Courts.

  The Surety irrevocably authorises and appoints Accelrys Limited of Unit 334 Cambridge Science Park Milton Road Cambridge (or such other person or body resident in England or Wales as it may from time to time by written notice to the other parties hereto substitute) to accept service of all legal process arising out or connected with this agreement and service on Accelrys Limited (or such substitute) will be deemed to be service on the Surety.

6.15
Service Rent

  Payment by the Tenant to the Company of the Service Rent in accordance with clause 3.2 of this Lease shall be a full and sufficient discharge of any obligation on the part of the Tenant to pay the same to the Landlord to the intent that having made payment to the Company under no circumstance shall the Tenant be liable to make the same payment (or any part of that payment) to the Landlord

7   Surety's covenant

7.1
The Surety (in consideration of this demise having been made at the Surety's request) hereby covenants with the Landlord (as principal and not merely as guarantor) that the Surety will observe and perform the covenants agreements and declarations set out in schedule 8

8   Personal Rent Abatement

8.1
It is further hereby agreed and declared that for so long only as

(a)
Accelrys Limited is the Tenant under this Lease and personally remains in actual occupation of whole or not less than 30% of the net internal area of the Premises and

(b)
Accelrys Inc continues in its capacity as surety under this Lease then the Basic Rent shall be rebated by the yearly amounts specified in column 1 below during the periods specified in column 2 below each of which said periods shall be calculated from [Insert Practical Completion Date]

Column 1	Column 2
£1000,000	1st Year of the Term
£75,000	2nd Year of the Term
£50,000	3rd Year of the Term
£25,000	4th Year of the Term

  such rebates to be applicable by equal quarterly instalments against the payment of the Basic Rent

Schedule 1

Part 1
The property included in this demise

    ALL THAT piece or parcel of land forming part of Cambridge Science Park and known as Unit 334 as the same is more particularly delineated on Plan 1 and thereon edged red and for the purpose of identification only delineated on Plan 2 and thereon edged green together with the buildings standing thereon or on some part thereof

Part 2

1   Right to services

1.1
At all times hereafter the right of passage and running of appropriate services through the Service Channels now in under or across the public highway abutting upon the southern boundary of the property described in part 1 of this schedule and to make connection with such Service Channels or any of them for the purpose of exercising the said rights and all such rights of access for the Tenant and the Tenant's lessees and employees as may from time to time be reasonably required for the purpose of laying inspecting cleansing repairing maintaining renewing or adding to such Service Channels or any of them but the enjoyment of the aforesaid rights shall be subject to the Tenant or other the person or persons exercising the same or having the benefit thereof being liable to make good all damage to the Estate or the Landlord's Neighbouring Premises thereby occasioned with reasonable dispatch

2   Right of way

2.1
The right of way for all purposes reasonably necessary for the use and enjoyment of the Premises for the purposes herein authorised but not further or otherwise with or without vehicles over the roadways coloured brown on Plan 2 (if and so far as the same are not adopted) subject (for the avoidance of doubt) to the terms of the Phase VI Planning Agreement and to the Deeds of Grant

3   Right to support

3.1
The right to support now or hereafter belonging to or enjoyed by the Premises

Schedule 2

Part 1
Exceptions and reservations in favour of the Landlord

1   Right to light and air

1.1
The Tenant shall not be entitled to any right of access of light or air to the Premises which would restrict or interfere with the user of the Estate or any of the Landlord's Neighbouring Premises for building or otherwise howsoever

2   Right to enter to cultivate

2.1
A right of access at all times together with the Company's surveyor the Landlord's and the Company's employees servants workmen and all persons authorised by the Landlord to all such parts of the Premises as shall from time to time be unbuilt upon for the purpose of cultivating planting maintaining and landscaping the same in such manner as shall in the absolute discretion of the Landlord from time to time seem appropriate

3   Right to restrict access

3.1
A right to restrict vehicular access between Phase VI and the remainder of the Estate for the purpose of complying with the provisions of the Phase VI Planning Agreement

4   Right to services

4.1
At all times hereafter the right of passage and running of appropriate services through the Service Channels forming part of the Premises and to make connection with such Service Channels or any of them for the purpose of exercising the said rights and all such rights of access for the Landlord the Surveyor and the Landlord's lessees and employees and all persons from time to time authorised by the Landlord as may from time to time be reasonably required for the purpose of laying inspecting cleansing repairing maintaining or renewing such Service Channels or any of them but the enjoyment of the aforesaid rights shall be subject to the Landlord or other the person or persons exercising the same or having the benefit thereof giving reasonable prior notice save in emergency and being liable to make good all damage to the Premises thereby occasioned as soon as practicable

Part 2
Existing Encumbrances

1
The Service Charge Deed dated 10.11.2000 and made between Aula Limited (1) the Master Fellows and Scholars of Trinity College Cambridge (2) the Company (3)

2
The Planning Agreements

3
Water pipe adjacent to northern boundary

4
Fibre optic cables adjacent to the western boundary

5
The rights of the water authority in relation to the first public drain

6
The rights of Eastern Electricity Board in relation to the substation site in the south west corner of the Premises

7
The rights of Eastern Electricity Board in relation to the overhead power cables

Schedule 3

The rents payable by the Tenant
Part 1—Rents payable quarterly

1   Definitions

1.1
In this part of this schedule the following words shall have the following meanings
(a)
the "Relevant Date" shall mean [insert fifth anniversary of Practical Completion if practical completion occurred on a quarter day. Otherwise insert fifth anniversary of quarter day immediately succeeding Practical Completion] and every fifth anniversary of that date during the Term

(b)
"the Full Open Market Yearly Rent" shall mean the best yearly rent for which the whole of the Premises excluding for all purposes of this part of schedule 3 the floor area of the plant rooms (but for the avoidance of doubt it shall be assumed that the plant installed therein by the Landlord at the Landlord's expense exists and serves the Premises) might reasonably be expected to let (or if a part or parts of the Premises are underlet then the total of the best yearly rents for which each underlet part and the remainder of the Premises (if any) might reasonably be expected to let separately) in the open market by a willing landlord to a willing tenant (or willing tenants as the case may be) (after the expiry of any rent free period or period of concessionary rent which may then be usual on the grant of a new lease to enable a tenant to carry out fitting out works) on the assumption (if not fact) that
(i)
the Premises are fully repaired maintained and decorated in accordance with the provisions of this Lease and are vacant and fit for immediate occupation and use (and all Legal Obligations are complied with and all requisite consents and permissions for the use of the Premises have been obtained) and that no work has been carried out thereon which would diminish the rental value of the Premises and that in case the Premises had been damaged or destroyed by any of the Insured Risks they had been fully restored in accordance with the terms hereof and

(ii)
the lease of the Premises shall be for a term of ten years certain without payment of a fine or premium or any other form of inducement being offered or received and upon the same terms provisions agreements and declarations (other than as to the amount of rent and any rent free period hereunder but including like provisions for the review of rent to those herein contained) and covenants on the part of the Landlord and the Tenant as those herein contained

(iii)
the willing tenant has received whatever rental concessions or other inducements which may at the time be usual on the grant of a new lease with vacant possession to enable it to carry out fitting out works there being disregarded

      (A)
      any effect on rent of the fact that the Tenant or any undertenant or their respective predecessors in title have been in occupation of the Premises and

      (B)
      any goodwill attached to the Premises by reason of trade or business carried on therein by the Tenant or any undertenant or their respective predecessors in title and

      (C)
      any effect on rent of any improvement (including any carried out during the period of the agreement for the grant of this Lease) to the Premises (being an improvement effected or completed within a period of twenty one years immediately preceding the Relevant Date on which the rent is being reviewed) carried out by the Tenant or any undertenant or their respective predecessors in title in that capacity with the prior consent in writing of the Landlord (where required pursuant to this Lease) other than an improvement effected at the expense of the Landlord or in pursuance of an obligation to the Landlord whether under this Lease or otherwise AND PROVIDED THAT the Landlord or their predecessors in title have not had or been entitled to vacant possession of the Premises since the improvement was carried out and

      (D)
      as far as may be permitted by law all restrictions whatsoever relating to rent contained in any Enactments (whether relating to the method of determination of rent or otherwise)

2   The rent review

2.1
At each Relevant Date the rent shall be reviewed in accordance with the provisions of this part of this schedule and from and after each Relevant Date the Tenant shall pay to the Landlord by way of rent in respect of the Premises whichever is the greater of

(a)
the maximum yearly rent payable hereunder immediately prior to that Relevant Date and

(b)
the Full Open Market Yearly Rent for the Premises at that Relevant Date such Full Open Market Yearly Rent to be determined (in default of agreement between the Landlord and the Tenant) by arbitration in accordance with clause 6.7 of this Lease on the application of the Landlord or the Tenant made at any time before or after that Relevant Date but so that (for the avoidance of doubt) any delay in the implementation of a review of rent hereunder until after a Relevant Date shall not prejudice the review of rent with effect from that Relevant Date

3   Memorandum of agreement as to rent

3.1
As soon as practicable after the agreement or determination of the amount of the Full Open Market Yearly Rent a memorandum recording the same shall be endorsed on or otherwise annexed to the Original and Counterpart of this Lease

4   Where assessment of rent delayed

4.1
Should the rent to be agreed or determined in accordance with paragraph 2 (herein in this paragraph 4.1 called "the New Rent") not have been agreed or determined as aforesaid by any Relevant Date then the Tenant shall on and after that day pay rent at the rate equal to the rent payable immediately before that Relevant Date (herein in this paragraph 4.1 called "the Old Rent") and so soon as the New Rent shall have been agreed or determined as aforesaid the Tenant shall forthwith pay to the Landlord by way of additional rent the difference between the New Rent and the Old Rent for each quarter for which the New Rent should have been paid together with interest thereon at a rate four per cent below the rate of Interest from the date upon which the same became payable until the date of payment

5   Intermediate rent periods

5.1
If at any Relevant Date the Landlord shall be obliged legally or otherwise to comply with any Enactments dealing with the control of rent and which shall restrict or modify the Landlord's right to review the Old Rent or to receive the New Rent (which expressions are defined in paragraph 4.1) in accordance with the terms hereof then the Landlord shall as often as such enactment is removed relaxed or modified be entitled to give not less than one month's notice in writing (herein called "an Intermediate Rent Review Notice") to the Tenant expiring not earlier than the date of each such removal relaxation or modification to introduce an intermediate review of rent additional to the reviews of rent specified in this part of this schedule and the expiry of the Intermediate Rent Review Notice shall be deemed to be the Relevant Date for the purpose of paragraphs 2 3 and 4 PROVIDED THAT nothing herein contained shall vary or modify any subsequent Relevant Date as defined in paragraph 1.1(a) of this part of this schedule

Part 2—Rents payable upon demand

1   Insurance Rent

1.1
A sum or sums of money equal to the amount or amounts which the Landlord shall from time to time be liable to pay in or in respect of effecting or maintaining the insurance of the Premises in accordance with the Landlord's covenant contained in paragraph 2 of schedule 5 and all professional fees which the Landlord may from time to time incur in connection with the valuation of the Premises for insurance purposes not more frequently than every three years

2   Rent for common parts

2.1
A proper proportion attributable to the Premises of the cost and expense of making repairing maintaining renewing rebuilding cleansing and operating all ways roads pavements Service Channels yards bicycle stores vehicle parks and gardens fences party walls and structures and any installations equipment fittings fixtures easements appurtenances or conveniences which are not the subject matter of the Service Rent but which none the less belong to or are used by the Premises in common with the other buildings on the Estate and the Landlord's Neighbouring Premises and with any other premises adjoining or neighbouring the Premises (or any of them) including architect's and surveyor's fees properly incurred in connection with such works (such proper proportion to be certified by the Surveyor whose certificate shall be final and binding on the Tenant)

3   Interest on arrears

3.1
Interest on any monies payable by the Tenant to the Landlord under any covenant or provision of this Lease which remain unpaid for seven days shall be payable by the Tenant such Interest to be calculated from the date when such monies were due until the date when such monies are received by the Landlord PROVIDED THAT the provisions of this paragraph 3.1 shall not prejudice any rights or remedies of the Landlord in respect of any breach of any of the covenants on the part of the Tenant herein contained and PROVIDED FURTHER THAT under no circumstance shall the Landlord be entitled to interest on any sum under this paragraph and be entitled to interest on the same sum under paragraph 6.2 of part 3 of schedule 3

4   Insurance excess

4.1
If a claim arising under any policy of insurance effected by the Landlord upon the Premises shall be subject to any insurance excess the Tenant shall reimburse or otherwise indemnify the Landlord against the amount of such excess

Part 3
Provisions and obligations relating to the Service Rent

1
In this schedule unless the context otherwise requires the following words and expressions shall have the following meanings:

1.1
"Common Parts" means all parts of the Estate provided or intended to be provided for the purpose of servicing (inter alia) the occupiers of the Estate and for common use and enjoyment by (inter alia) the occupiers of the Estate excluding (for the avoidance of doubt) areas comprised in a transfer or a demise but including (but without limitation) areas

    (a)
    intended to be let or transferred to a utility authority for the better performance of their function of supplying services to (inter alios) the occupiers of the Estate from time to time and

    (b)
    intended to be dedicated adopted or vested in an appropriate statutory authority or supply authority

    (c)
    comprising landscaped areas and water features

    (d)
    comprising any barrier or other system agreed to be provided for the control of the flow of traffic between Phase VI and the remainder of the Estate and any associated traffic counter and any control room for monitoring the same the centre facilities buildings an implement/tractor store and caretakers residential accommodation

  1.2
  "Computing Date" means 30th November in every year or any alternative date nominated at any time by the Service Provider

  1.3
  "Financial Year" means

  (a)
  the period from and including the date this Deed to and including the first Computing Date and after that

  (b)
  the period between two consecutive Computing Dates (excluding the first but including the second Computing Date in the period)

  1.4
  "Interim Sum" means a provisional amount on account of the Service Rent for the relevant Financial Year calculated by the Managing Agent (acting as an expert) based on the Managing Agent's reasonable estimate of the likely amount of the Service Rent for the Financial Year in question

  1.5
  "Managing Agent" means Bidwells of Trumpington Road Cambridge or such other agents as the Service Provider may appoint and notify in writing to the Tenant

  1.6
  "Phase V1" means that part of the Estate as is shown edged blue on the Plan marked "Plan 2" annexed hereto

  1.7
  "Quarter Days" means 25th March 24th June 29th September and 25th December in each year and "Quarter Day" shall be construed accordingly

  1.8
  "Service Provider" means the Company and (in the event of the Company failing for any reason to provide the Services (and in any event upon and the Landlord wishing to enforce its remedies against the Tenant in respect of any default by the Tenant under its covenants and obligations under this part of this schedule)) the Landlord PROVIDED THAT the Landlord shall notify the Tenant in writing as soon as practicable if the Service Provider shall at any time be the Landlord (in lieu of the Company) and shall subsequently notify the Tenant in writing as soon as practicable if the Service Provider shall subsequently revert to being the Company and so on and so forth

  1.9
  "Service Rent" means such per cent of the Service Costs as is fairly and properly attributable to the Premises from time to time and is fair and reasonable in all the circumstances

  1.10
  "Service Costs" means

  (a)
  all proper costs and expenses reasonably incurred by the Service Provider in or incidental to providing the Services and

    (b)
    all sums incurred by the Service Provider relating to the items set out in paragraph 8 of this schedule and in both cases includes interest charges and fees incurred in borrowing money to meet such expenditure and any Value Added Tax payable on the payments to the extent that Value Added Tax is not otherwise recoverable by the Service Provider and any costs incurred by a third party for and on behalf of the Service Provider where the Service Provider is liable to reimburse those costs but excludes any expenditure for which any other owner or occupier is wholly responsible PROVIDED THAT the Service Rent will not include any sum in respect of the cost of the initial laying out or construction of any item on the Estate comprised within the Common Parts and the making good of any defects faults or shrinkages in the design workmanship or material or any inherent defects arising out of the initial laying out or construction of any such items

  1.11
  "Services" means the services set out in paragraph 7 of this schedule as reasonably provided by the Service Provider from time to time

2
The Company will use all reasonable endeavours to provide the Services subject to obtaining any requisite Consent and all other planning permissions and other consents licences permissions and approvals which may be necessary but so that the Company may vary or withhold any of the Services from time to time if and so far as it is reasonable to do so having regard to prevailing circumstances and the intention of the parties that the Estate shall be managed for the benefit of the occupiers in accordance with the principles of good estate management

3
As soon as convenient after each Computing Date and in any event within two months after the Quarter Day succeeding that Computing Date the Service Provider will prepare

3.1
an account showing the Service Cost for that Financial Year and containing a fair summary of expenditure and breaking down the actual cost of the Services and afford to the Tenant an opportunity to examine and take copies of such vouchers as have been provided to the Service Provider for items of expenditure taken into account by the Service Provider when preparing the said account and

3.2
a budget of the anticipated Service Cost for the forthcoming Financial Year the format of which shall follow as closely as practicable the form of account referred to in paragraph 3.1 above

4
The Tenant will pay to the Service Provider the Interim Sum by four equal payments in advance on the Quarter Days the first payment (being a proportionate part in respect of the period from and including the date of this Lease to and including the day before the next Quarter Day) to be paid on the date hereof

5
If the Service Rent for any Financial Year exceeds the Interim Sum for that Financial Year the excess shall be added to the Interim Sum payable in the next succeeding year and if the Service Rent for any Financial Year is less than the Interim Sum for that Financial Year the overpayment will be credited to the Tenant against the next quarterly payment of the Interim Sum payable in the next succeeding year

6
The Tenant covenants with the Company and as a separate and distinct covenant with the Landlord

6.1
to pay the Service Rent and Interim Sum at the times and in the manner required by this Deed to such address in England as the Company or the Landlord (as appropriate) may from time to time require and without deduction or set off whether legal or equitable

  6.2
  if the Interim Sum or any part of it is not paid on the date on which it is due or if any other part of the Service Rent is not paid within fourteen days after becoming due (whether or not demanded except where a demand is required by this Lease) the sum in question shall carry Interest for the period from the date on which it became due until the date of actual payment and that Interest shall be paid to the Company or the Landlord (as appropriate) on demand

7
The Services shall include

7.1
the maintenance of all areas of landscaping comprised within the Common Parts including (but without limitation) regular grass cutting and reseeding and returfing the grassed areas, pruning all shrubs and trees, replacing any that may die, weeding and watering feeding fertilising mulching and otherwise treating (as appropriate) all landscaped areas and providing and maintaining appropriate furniture and signage thereto

7.2
maintaining repairing inspecting cleansing lighting and (as necessary) gritting and salting of the roads and footpaths comprised within such of the Common Parts as are not on Phase V1 which are

(a)
intended to be dedicated or adopted (but only pending the dedication or adoption thereof) and

(b)
not intended to be dedicated or adopted but only to the extent that they are used or intended to be used in common by the owners of or occupants of the Estate generally it being (for the avoidance of doubt) the intention of the parties that the occupants of Phase V1 should not contribute towards the roads and footpaths on the remainder of the Estate and vice versa with the exception of the matters referred to in paragraph 7.3 below

  7.3
  maintaining repairing inspecting and cleansing any barrier or other system agreed to be provided for the control of the flow of traffic between any parts of the Estate and any section of unadopted road on either side of such barrier or other system and any associated traffic counter and any control room for monitoring the same

  7.4
  maintaining repairing inspecting and cleansing of the foul sewers and surface water sewers used or intended to be used in common by owners of or occupants on the Estate generally pending the dedication or adoption thereof

  7.5
  the provision of security for the Estate to such extent and to such standard as shall from time to time be deemed appropriate

  7.6
  the collection and removal of litter from the Common Parts and providing and maintaining such regular litter and rubbish collection facilities for the occupants on the Estate as shall from time to time be deemed appropriate

  7.7
  the maintenance repair decoration operation and running of the centre facilities buildings for the communal use by owners of or occupants on the Estate generally the implement/tractor store and caretakers residential accommodation but not the initial fitting out and provision of materials and equipment necessary for the operation of such buildings

  7.8
  the provision of conference facilities within the centre facilities buildings as shall be deemed appropriate from time to time

  7.9
  the provision (whether or not by direct employment) of such numbers and quality of staff (including but not limited to management agents) as shall be reasonably required for the management and running of the Estate the provision by the Service Provider of the Services and/or the fulfilment of the Service Provider's obligations

  7.10
  the preparation of (and certification) of annual accounts in respect of the Service Charge and the preparation (and certification) of annual budgets of anticipated expenditure

  7.11
  the placing and maintaining of insurance of the Common Parts in such amounts and against such risks as shall from time to time be deemed reasonably appropriate including without prejudice to the foregoing the insurance of buildings comprised within the Common Parts against risks normally insured against in the case of buildings of a like nature property owner's liability third party liability and employer's liability

  7.12
  such other services and the provision and operation of such other works plant materials and equipment as in the reasonable opinion of the Service Provider shall be necessary for the purpose of the better enjoyment and use of the Estate by occupiers of premises therein or are otherwise in keeping with the principles of good estate management

8
The Service Costs will include the following additional items of expenditure

8.1
the proper fees and disbursements (including any Value Added Tax payable) reasonably incurred of:

(a)
the Service Provider's surveyor the Service Provider's accountant and any other person reasonably employed or retained by the Service Provider in connection with the Estate or its management and running or in considering or fulfilling the Service Provider's obligations or powers under any lease or other disposal of premises within the Estate (including this Lease) to the extent that such costs are not exclusively paid by any tenant or third party and do not fall to be collected under sub-paragraph (b) below

(b)
the Managing Agent in connection with the:

(i)
management of the Estate

(ii)
collection of all payments due to the Service Provider connected with the Services the Service Costs or the Estate (but excluding collection of rents) and

(iii)
performance of the Services

  8.2
  the reasonable fees of the Service Provider for any of the Services functions or duties referred to in paragraph 8.1 that are undertaken by the Service Provider and not by a third party (such fees not to exceed such percentage of the Service Cost as is generally accepted at the time). For the avoidance of doubt if any fees are charged under this paragraph 8.2 in respect of any such services functions or duties no fees in respect of the same services functions or duties shall be charged under paragraph 8.1 above

  8.3
  the cost of employing such staff as the Service Provider reasonably considers necessary for the performance of the Services and the other functions and duties referred to in this paragraph 8 including all reasonable incidental expenditure in connection with the employment such as (but without prejudice to the generality of the foregoing):

  (a)
  insurance pension and welfare contributions

  (b)
  provision of uniforms and working clothing

  (c)
  provision of vehicles equipment and materials for the proper performance of their duties and a store for housing the same but not the initial provision of such vehicles equipment and materials and store and not any rent for the store

  8.4
  the cost of entering into contracts for carrying out any of the Services and the other functions and duties mentioned in this schedule

  8.5
  all outgoings of any kind reasonably paid by the Service Provider in respect of the Common Parts including (without limitation) rates in relation to the accommodation referred to in paragraph 7.7 above

  8.6
  a notional figure equivalent to the reasonable market rental for the time being of the accommodation referred to in paragraph 7.7 above but less any rent or licence fee received from any tenant or operator of the centre facilities building or from any such caretaker and less any charge levied or other income received for the use of the conference facilities referred to in paragraph 7.8 above

  8.7
  reasonable and proper contributions towards any expenditure equalisation and/or sinking fund reasonably maintained by the Service Provider from time to time to avoid wide fluctuations in the amount of Service Costs payable year on year on account of relatively expensive and necessarily recurring items of expenditure in relation to the Common Parts

  8.8
  the cost of supplying copies of any regulations by the Service Provider relating to the Estate

  8.9
  the cost of taking all steps the Service Provider considers necessary to comply with or contest any obligation created pursuant to any Enactment relating or alleged to relate to the Estate or its use and for which any other person is not directly liable or in complying with the Companies Acts from time to time in force or complying with any obligation relating to or affecting the Common Parts incurred in connection with any proceedings or contemplated proceedings or any dispute relating to the Estate to the extent such costs are not paid by any other party

  8.10
  the cost of abating any nuisance in respect of the Estate so far as not the liability of any individual tenant or other person

9
The Tenant shall not use the Common Parts nor shared Service Channels for any purpose other than that for which they are designed or so as to exceed the capacity for which they are designed

10
The Tenant shall not obstruct the Common Parts nor use them for any purpose or activity which is illegal immoral noisy noxious or offensive or which may be or become a nuisance to or cause damage to the Service Provider or any other person or body

11
The Tenant shall pay to the Service Provider on demand all costs expenses losses or liabilities incurred by the Service Provider as a result of or in connection with any breach by the Tenant of its covenants or obligations contained in this schedule and/or the enforcement or attempted enforcement of those covenants and obligations by the Service Provider

Schedule 4

Tenant's covenants

1   To pay rent

1.1
Subject in all respects to the provisions of clause 6.15 of this Lease to pay to the Landlord the rents hereby reserved (including but not limited to the rent as reviewed from time to time in accordance with part 1 of schedule 3) at the times and in the manner herein appointed for payment thereof without any deduction set off or (except as provided by clause 6.3 of this Lease) abatement whatsoever and to pay those rents reserved in part 1 of schedule 3 by standing order to the bankers of the Landlord or as it shall direct within the United Kingdom

2   To pay outgoings

2.1
To pay and discharge all rates taxes duties assessments charges impositions and outgoings whatsoever (whether parliamentary local public utility or of any other description and whether or not of a recurrent nature) now or at any time during the Term taxed assessed charged imposed upon or payable in respect of the Premises or any part thereof or by the Landlord or Tenant or owner or occupier in respect thereof except any arising from any dealing with the Landlord's reversion other than a deemed dealing arising from some act or default on the part of the Tenant

3   To repair and decorate

3.1
Well and substantially to cleanse maintain and repair the Premises and every part thereof (including all additions thereto and all fixtures fittings plant and machinery therein and improvements thereto and the Service Channels forming part of the Premises and exclusively serving the same and falling outside the Premises and exclusively serving the same and the boundary structures (if any) of the Premises)

3.2
As and when reasonably required by the Landlord to clean (and repoint where appropriate) all external surfaces of the buildings from time to time comprised in the Premises

3.3
Without prejudice to the generality of paragraphs 3.1 and 3.2 to paint (or otherwise decorate) with two coats at least of best paint (or other suitable materials) all such parts of the Premises as have been usually painted (or otherwise decorated) such painting (or other decoration) to be

(a)
as to the outside in every third year of the Term and with such colours as have been approved by the Surveyor (acting reasonably) and

(b)
as to the inside in every fifth year of the Term and

(c)
as to both the outside and the inside in the last year of the Term (however determined)

  and otherwise as the Landlord may reasonably so require

3.4
Not to remove or damage any of the Landlord's fixtures and fittings in the Premises and to replace with similar articles of at least equal quality such fixtures and fittings as may be lost or worn out or become unfit for use

  PROVIDED THAT all work referred to in this paragraph 3 shall be done in a good and workmanlike manner and to the reasonable satisfaction of the Surveyor AND PROVIDED FURTHER THAT the liability of the Tenant under this paragraph shall not extend to damage caused by any of the Insured Risks unless the insurance shall have been vitiated or insurance monies rendered irrecoverable in whole or in part by any act omission neglect or default of the

  Tenant any undertenant or their respective employees servants agents independent contractors customers visitors licensees invitees or any other person under the Tenant's or the undertenant's control

3.5
The Tenant shall give written notice to the Landlord immediately on becoming aware of:

(a)
any damage to or destruction of the Premises or

(b)
any defect or want of repair in the Premises (including without limitation any relevant defect within the meaning of section 4 Defective Premises Act 1972) which the Landlord is liable to repair under this Lease or which the Landlord is or may be liable to repair under common law or by virtue of any Enactment

4   Not to make alterations

4.1
Not to make any alteration or addition to the Premises which would reduce or otherwise materially adversely affect the capital value of the Landlord's reversionary interest in the Premises or the rental value thereof (as to which the decision of the Surveyor shall be conclusive)

4.2
Without prejudice to the prohibition in paragraph 4.1 not to demolish the existing buildings comprising the Premises or construct new buildings or make any alteration addition or improvement to the Premises whether structural or otherwise except as expressly permitted under paragraph 4.3

4.3
The Tenant may carry out alterations additions or improvements to the Premises which do not affect any part of the exterior or structure of the Premises where:

(a)
the Tenant has submitted to the Landlord detailed plans and specifications showing the works and

(b)
the Tenant has given to the Landlord such covenants relating to the carrying out of the works as the Landlord may reasonably require (including (but not limited to) reinstatement of the Premises at the expiration or sooner determination of the Term)

(c)
the Tenant has if reasonably so required by the Landlord provided the Landlord with suitable security which will allow the Landlord to carry out and complete the works if the Tenant fails to do so and

(d)
the Tenant has obtained Consent to the works (which shall not be unreasonably withheld or delayed)

  PROVIDED THAT the Tenant shall indemnify the Landlord against any liability for any tax assessed upon the Landlord by reason of any such alteration erection or addition to the Premises carried out by or on behalf of the Tenant the liability or potential liability for which shall have been notified to the Tenant on or before the grant of Consent to the extent that such liability or potential liability arises due to the status of the Landlord

4.4
Without prejudice to any other rights of the Landlord immediately upon the Landlord by notice in writing to that effect requiring them so to do to remove all additional buildings erections works alterations or additions whatsoever to the Premises for which Consent has not first been obtained pursuant to the provisions of paragraph 4.3 (herein called "the Unauthorised Works") and make good and restore the Premises to the state and condition thereof before the Unauthorised Works were carried out and if the Tenant shall neglect to do so for four days after such notice then it shall be lawful for the Surveyor the Landlord and the Landlord's servants contractors agents and workmen to enter upon the Premises and to remove the Unauthorised Works and to make good and restore the same to the state and condition existing before the carrying out of the

  Unauthorised Works and all expenses of so doing shall be repaid to the Landlord by the Tenant within seven days of a written demand in that behalf

4.5
The Tenant shall be entitled without any requirement to obtain the Landlord's consent to install erect or remove demountable non-structural partitioning and to carry out any works required to comply with paragraph 15 of this schedule

5   To permit entry

5.1
To permit the Landlord the Surveyor and their respective workmen and persons duly authorised by them respectively on reasonable notice (except in emergency) at reasonable hours to enter the Premises for the purposes of

(a)
viewing the same

(b)
taking Inventories of the fixtures fittings appliances and equipment to be yielded up at the expiration or sooner determination of the Term

(c)
inspecting for defects in and recording the condition of the Premises or any other breaches of covenant on the part of the Tenant

(d)
inspecting cleansing maintaining repairing altering renewing or adding to the Estate or any buildings thereon or the Landlord's Neighbouring Premises or any other premises adjoining the Premises or any Service Channels not comprised within the Premises

(e)
complying with the Landlord's obligations under this Lease or with any other Legal Obligation of the Landlord or pursuant to any reservation contained in this Lease or any other reasonable purpose connected with the management of the Premises the Estate or the Landlord's Neighbouring Premises or the Landlord's interest therein PROVIDED THAT the Landlord shall cause as little inconvenience as reasonably possible and shall make good all damage to the Premises and the Tenant's fixtures fittings and equipment therein caused by such entry as soon as practicable without the payment of compensation to the Tenant AND PROVIDED FURTHER that a representative of the Tenant shall be entitled to accompany the party or parties so entering

6   To repair on notice

6.1
To make good to the reasonable satisfaction of the Surveyor as soon as practicable any defect in the repair or decoration of the Premises for which the Tenant is liable hereunder or any other want of compliance with any of the obligations on the part of the Tenant under this Lease of which the Landlord or the Surveyor has given notice in writing to the Tenant or left notice in writing at the Premises

6.2
If the Tenant shall not comply with paragraph 6.1 the Tenant shall permit the Landlord the Surveyor and their respective workmen (without prejudice to any other remedy of the Landlord) to enter the Premises and make good such defect breach or want of compliance as aforesaid without the payment of any compensation to the Tenant and all expenses of so doing (including legal costs and Surveyor's fees) shall be paid by the Tenant to the Landlord on demand and shall be recoverable as rent in arrear

7   To pay Landlord's costs

7.1
To pay the Landlord's costs and expenses (including legal costs and Surveyor's and other professional fees)

  (a)
  In or in contemplation of any proceedings relating to the Premises under sections 146 and/or 147 of the Law of Property Act 1925 or the preparation and service of notices thereunder (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served under the said section 146 is complied with by the Tenant or the Tenant has been relieved under the provisions of the said Act and notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court)

  (b)
  In the preparation and service of any Schedule of Dilapidations at any time during or after the Term

  (c)
  In connection with the recovery of arrears of rent due from the Tenant hereunder (including but not limited to bailiffs' commission incurred by the Landlord of and incidental to every distress levied by the Landlord on the Tenant's goods for the recovery of overdue rent or other sums due under this Lease)

  (d)
  In connection with approving plans and specifications required hereunder and the supervision and inspection of alterations erections additions and any other works carried out by the Tenant and any undertenant

  (e)
  In respect of any application for Consent required by this Lease whether or not such Consent be granted

8   As to use and safety

8.1
Not knowingly to cause any Environmental Damage at or to the Premises and to indemnify the Landlord against all liabilities claims or demands in respect of Environmental Damage arising out of the use or occupation of the Premises or the state of repair of the Premises

8.2
Unless the Consent (which is not to be unreasonably withheld or delayed in circumstances where the other provisions of this paragraph 8 are complied with) of the Landlord shall first have been obtained not to keep or use or permit or suffer to be kept or used on the Premises any Hazardous Materials or any machinery apparatus or equipment or any other thing which may attack or in any way injure by percolation corrosion vibration excessive weight strain or otherwise the surfaces floors ceilings roofs contents or structure of any building comprised therein or in the Estate or in the Landlord's Neighbouring Premises (or any of them) or the keeping or using whereof may contravene any Enactments

8.3
Any request by the Tenant for Consent under paragraph 8.2 above shall be in writing and shall be accompanied by:

(a)
all information required to demonstrate to the reasonable satisfaction of the Landlord that any such Hazardous Material machinery apparatus or equipment is necessary to the business of the Tenant and will be kept produced or used in such manner as to comply with all Legal Obligations applicable thereto and the requirements of any competent Authority and the insurers of the Premises and to prevent Environmental Damage

(b)
all relevant information regarding compliance with any relevant Legal Obligations (such information to include without limitation copies of applications for any requisite consents relating to any manufacturing processes waste treatments recycling storage or disposal practices)

8.4
The Tenant shall forthwith notify the Landlord in writing of any change in the facts and circumstances assumed or reported in any application for or granting of Consent relating to any such Hazardous Material machinery apparatus or equipment kept produced or used on the Premises

8.5
In the event of Consent being given all such Hazardous Material shall be kept in properly designed stores and containers and in accordance with the recommendations of any competent Authority and the insurers of the Premises

8.6
At the end of the Term (however it ends) to indemnify the Landlord against any diminution in the value of the Landlord's interest in the Premises due to contamination arising out of the use or occupation of the Premises during the term or the state or repair of the Premises and for such purposes the expression "contamination" means contamination by reason of Hazardous Material

8.7
Any dispute as to the existence or effect of any contamination shall be referred to Arbitration

9   Not to use for unlawful or illegal purposes or cause nuisance

9.1
Not to

(a)
use or permit or suffer the Premises or any part thereof to be used for any unlawful illegal or immoral purpose or for the manufacture sale or consumption of intoxicating liquors or for the manufacture sale or consumption of Controlled Drugs as defined by the Misuse of Drugs Act 1971 (otherwise than by a practitioner or pharmacist as defined by that Act) or for the manufacture storage publication or sale of any article or thing which may in the opinion of the Landlord be pornographic offensive or obscene or for betting gaming or lotteries or as a hotel club billiards saloon dance hall funfair or amusement premises or for an auction or for any noisy noxious or offensive trade or business and

(b)
do or permit or suffer to be done on the Premises or any part thereof anything which may be or become or cause a nuisance damage disturbance injury or danger of or to the Landlord or the owners lessees or occupiers of any premises in the neighbourhood or which in the reasonable opinion of the Landlord might be detrimental to the use or development of the Premises or of the Estate or any Landlord's Neighbouring Premises (or any of them) and to pay to the Landlord all costs charges and expenses which may be incurred by the Landlord in abating any nuisance on or arising from the Premises and executing all works as may be necessary for such purpose

(c)
use any radio television video or sound system audible outside the Premises or play or suffer to be played any musical instrument audible outside the Premises

10  Not to reside

10.1
Not to reside on the Premises and not to create or permit or suffer to be created any residential tenancy or residential occupation of the Premises or any part thereof

11  As to user

11.1
Not to use the Premises or any part thereof other than for a purpose appropriate to a Science Park that is to say any one or more of the following uses:

(a)
scientific research associated with industrial production

(b)
light industrial production of a kind which is dependent on regular consultation with either or both of the following:

(i)
the Tenant's own research development and design staff established in the Cambridge Study Area

(ii)
the scientific staff or facilities of the University or of local scientific institutions

  (c)
  ancillary buildings and works appropriate in the sole opinion of the Landlord to the use of the Premises as an integral part of a Science Park

12  To keep open and security

12.1
Not to permit the Premises to remain vacant or unattended without proper security

12.2
To indemnify the Landlord against any empty property rate or penal rate levied or assessed upon the Landlord by reason of the Premises having been left empty save in the circumstances referred to in clause 6.3

12.3
To ensure that the Landlord at all times has written notice of the name and address and telephone number of at least one keyholder of the Premises

13  Displays and advertisements

13.1
Not to display or permit to be displayed on any part of the Premises so as to be visible outside the Premises any name writing notice sign placard sticker or advertisement of whatsoever nature other than a notice or sign (not being a "Neon" notice or sign or any notice or sign of a similar nature) displaying the name of the Tenant (and any undertenant or other authorised occupier) and the name of the building comprised within the demise (if any) first approved in writing by the Landlord such approval not to be unreasonably withheld or delayed in case of signs which are compatible with other signs on the Estate and not to place leave or install any merchandise or display outside the Premises and on any breach by the Tenant the Landlord the Surveyor and their respective workmen may without notice and without prejudice to any other remedy of the Landlord remove the cause of the breach of this covenant and shall not be liable to make good any loss or pay compensation for so doing

14  To keep clean

14.1
Not to allow any rubbish or refuse of any description to accumulate upon the Premises save in suitably located dustbins provided by the Tenant for that purpose and so often as it shall be necessary or desirable and in any event at least once a week to cause such dustbins to be emptied

14.2
Generally to keep the Premises (including but not limited to forecourts roads and paths) clean tidy and properly lighted externally

14.3
To clean the outside of all windows in the Premises at least once every other month

14.4
Not to bring or keep or suffer to be brought or kept upon the Premises anything which in the reasonable opinion of the Landlord are or may become unclean unsightly or detrimental to the Premises the Estate or the Landlord's Neighbouring Premises and nearby premises (or any of them)

14.5
Not to discharge into any Service Channels oil grease solids or other deleterious matter or any substance which might be or become a source of danger or injury to the drainage system of the Premises the Estate or the Landlord's Neighbouring Premises (or any of them) or which may pollute the water of any watercourse so as to render the Landlord liable to action or proceedings by any person or body and generally to keep the Service Channels comprised within the demise and exclusively serving the same or outside the Premises and exclusively serving the same unobstructed

15  To comply with Legal Obligations and give notice

15.1
At the Tenant's own expense to comply with all Legal Obligations so far as they relate to or affect the Premises or the owner or occupier thereof

15.2
At the Tenant's own expense to do all works and all other things so as to comply with paragraph 15.1 above including (without prejudice to the generality of the foregoing) the obtaining of any fire certificate required for the Premises

15.3
Within seven days of receipt of notice thereof to give to the Landlord particulars of any provision or requirement of all Enactments or as prescribed or required by any Authority or proposal therefor relating to the Premises the Estate or the Landlord's Neighbouring Premises (or any of them) or the condition or use thereof respectively and at the request of the Landlord and at the cost of the Landlord (save where the Tenant shall derive benefit therefrom) to make or join with the Landlord in making such objection or representation against any such proposal as the Landlord shall deem expedient

16  To comply with the Planning Acts

16.1
At all times during the Term to comply in all respects with the provisions and requirements of the Planning Acts and any regulations or orders made thereunder and all licences consents permissions and conditions (if any) granted or imposed thereunder so far as the same respectively relate to or affect the Premises or any part thereof

16.2
In the event of the Landlord giving Consent to any of the matters in respect of which the Landlord's Consent shall be required pursuant to the provisions of any covenant or condition contained in this Lease to apply at the cost of the Tenant to the local and planning authorities for all necessary consents and permissions in connection therewith and to give notice to the Landlord of the granting or refusal (as the case may be) of all such consents and permissions forthwith on the receipt thereof

16.3
In the event of the said Planning Authority agreeing to grant such necessary consent or permission only with modifications or subject to conditions to give to the Landlord forthwith full particulars of such modifications or conditions AND if such modifications or such conditions shall in the reasonable opinion of the Landlord be undesirable then the Tenant shall not implement or proceed with the matters works or change of use to which the application relates

16.4
If the Tenant shall receive any compensation in respect of the Premises under or by virtue of the Planning Acts forthwith to make such provision as is just and equitable for the Landlord to receive their due benefit from such compensation

16.5
Not to apply for or implement any planning permission in respect of the whole or any part of the Premises without the Landlord's prior written consent (such consent not to be unreasonably withheld or delayed) and not in any event to do so if such application or the implementation thereof would or might give rise to any tax charge or other levy payable by the Landlord without providing to the Landlord a full indemnity in relation thereto

16.6
Unless the Landlord shall otherwise direct to carry out before the expiration or sooner determination of the Term any works stipulated to be carried out to the Premises by a date subsequent to such expiration or sooner determination as a condition of the grant of any planning permission obtained and implemented by the Tenant during the Term

17  Insurance

17.1
Not to do or omit to do (or permit or suffer to be done or omitted to be done) anything whereby:

(a)
the rate of premium on the policy or policies of insurance on the Premises against the Insured Risks or on any policy or policies on the Estate or upon the Landlord's Neighbouring Premises (or either of them) may be increased or cause the insurers to impose more onerous terms in such policy or policies unless the Tenant shall repay to the Landlord all sums paid by way of increased premiums and any expenses incurred by them in or about any renewal of such policy or policies consequent upon such act or omission (and all such sums shall be deed to the rent herein reserved and be recoverable upon demand as rent)

  (b)
  any such policy may become void or voidable

  and in the event of the Premises or any part thereof being damaged by the Insured Risks and the insurance money under any insurance effected against the same being wholly or partly irrecoverable by reason solely or in part of any part omission neglect or default of the Tenant or any undertenant or their respective employees servants agents independent contractors customers visitors licensees invitees or any other person under the Tenant's or the undertenant's control then and in every such case the Tenant will forthwith pay to the Landlord the whole or (as the case may require) an appropriate proportion of the irrecoverable insurance money

17.2
To comply with any requirements or recommendations of the insurers of the Premises

18  To indemnify

18.1
To keep the Landlord fully and effectually indemnified from and against all liability in respect of losses damages proceedings claims costs expenses and any other liability whatsoever arising from or in connection with

(a)
the injury or death of any person

(b)
damage to or destruction of any property whatsoever

(c)
the infringement disturbance or destruction of any rights easements or privileges

(d)
the breach by the Tenant of any of the terms covenants and conditions on the part of the Tenant herein contained arising directly or indirectly out of:

    (i)
    the repair condition existence or use of the Premises or of any alteration to the Premises or works carried out or in the course of being carried out to the Premises by the Tenant or any undertenant or anyone under their control

    (ii)
    anything now or hereafter attached to or projecting from the Premises by the Tenant or any undertenant or anyone under their control

    (iii)
    any act default or negligence of the Tenant or any undertenant or any person or body under the control of the Tenant and to insure against such liability in a reputable Insurance Office

19  Dealings with the Premises

19.1
Unless expressly permitted under paragraph 19.10 or by a Consent granted under paragraphs 19.2 19.3 or 19.4 the Tenant shall not assign underlet charge part with or share possession or occupation of all or any part of the Premises nor hold the Premises on trust for any other person

19.2
The Landlord shall not unreasonably withhold or delay Consent to a legal charge of the whole of the Premises

19.3
The Landlord shall not unreasonably withhold or delay Consent to an assignment of the whole of the Premises but the Landlord and the Tenant agree for the purposes of section 19(1A) Landlord and Tenant Act 1927 that the Landlord may withhold that Consent unless the following conditions are satisfied:

(a)
the prospective assignee is not a Group Company or a Connected Person unless of no less financial status than the Tenant and

(b)
in relation to either the prospective assignee or any prospective guarantor or guarantors that party shall in the reasonable opinion of the Landlord be a substantial and respectable body or person whose registered office principal place of business or address is within the United Kingdom

(c)
in the reasonable opinion of the Landlord the prospective assignee is of sufficient financial standing to enable it to comply with the Tenant's covenants in this Lease

(d)
the Tenant (and any former Tenant who by virtue of there having been an "excluded assignment" as defined in section 11 of the Landlord and Tenant (Covenants) Act 1995 has not been released from the Tenant's covenants in this Lease) enters into an authorised guarantee agreement within the meaning of the Landlord and Tenant (Covenants) Act 1995 with the Landlord in the form set out in schedule 7 of this Lease PROVIDED THAT if the prospective assignee can produce audited accounts for itself for the immediately preceding financial year and for each of the two financial years preceding that showing in the case of each of those years pre-tax profits of three times the then Basic Rent then the Tenant (and any former tenant as aforesaid) shall not be required to enter into such agreement and

(e)
if the Landlord reasonably requires a guarantor or guarantors acceptable to the Landlord acting reasonably has guaranteed to the Landlord the due performance of the prospective assignee's obligations in like terms to those set out in schedule 6 of this Lease and

(f)
any security for the Tenant's obligations under this Lease which the Landlord holds immediately before the assignment is continued or renewed in each case on such terms as the Landlord may reasonably require in respect of the Tenant's liability under the authorised guarantee agreement referred to in paragraph 19.3(d) (but this paragraph shall not apply to any authorised guarantee agreement entered into by a former Tenant or by any guarantor of a former Tenant) and

(g)
any sum due from the Tenant to the Landlord under this Lease (or any deed of variation licence Consent or other document supplemental to or associated with this Lease) is paid and any other material breach of the Tenant's covenants in this Lease (or any deed of variation licence Consent or other document supplemental to or associated with this lease) is remedied; and

(h)
the Landlord has received an undertaking from the Tenant's solicitors in such form as the Landlord may reasonably require to pay the Landlord on demand the reasonable legal and surveyor's costs and disbursements (including Value Added Tax) incurred by the Landlord in considering the Tenant's application and preparing negotiating and entering into any relevant documentation whether or not the application is withdrawn or the Consent is granted

19.4
The Landlord shall not unreasonably withhold or delay Consent to an underletting of the whole of the Premises or of a part of the Premises where all of the following conditions are satisfied:

(a)
the prospective undertenant has produced references in a form reasonably acceptable to the Landlord

(b)
the prospective undertenant has covenanted with the Landlord to observe and perform until it assigns the underlease with Consent as required by the underlease the Tenant's covenants and obligations in this Lease (except the covenant to pay rent and insofar only as such covenants affect the underlet premises)

(c)
if the Landlord reasonably requires a guarantor or guarantors acceptable to the Landlord has guaranteed the due performance by the undertenant of its above covenant in such terms as the Landlord may reasonably require and

(d)
no fine or premium is taken for the grant of the underlease and

(e)
the basic rent payable under the underlease is not less than the best rent reasonably obtainable for the underlease and

(f)
any rent free period or other financial inducements given to the undertenant are no greater than is usual at the time in all the circumstances and

(g)
the form of the underlease has been approved in writing by the Landlord (approval not to be unreasonably withheld or delayed where the provisions of it are consistent with the provisions of this Lease and where the basic rent due under it is reviewable at the same times and on the same terms as the Basic Rent) and

(h)
the provisions of paragraph 19.5 are complied with in the case of underletting of part of the Premises

19.5
The additional provisions referred to in paragraph 19.4(h) above are:

(a)
each such underlease shall demise a part of the Premises which is capable of independent and separate occupation subject to use of usual common parts and services and

(b)
the total number of such underleases which may subsist at any time during the Term shall not exceed 3 and

(c)
each such underlease shall contain provisions enabling the Tenant (as lessor) to recover from the undertenant a due proportion of the sums due under this Lease in respect of insurance of the Premises and of the cost to the Tenant of repairing decorating and operating the Premises and

(d)
any such underlease shall preclude further underletting of all or part of the underlet premises and

(e)
any such underlease shall be excluded from the operation of sections 24-28 Landlord and Tenant Act 1954

19.6
The Tenant shall:

(a)
enforce against any undertenant the provisions of any underlease and shall not waive them and

(b)
operate the rent review provisions contained in any underlease so as to ensure that the rent is reviewed at the correct times and in accordance with those provisions

  (c)
  not accept a surrender of part only of the underlet premises

19.7
The Tenant shall not without Consent (which shall not be unreasonably withheld or delayed):

(a)
vary the terms of any underlease or

(b)
accept a surrender of part of the underlet premises or

(c)
agree any review of the rent under any underlease

19.8
The Tenant shall not require or permit any rent reserved by any underlease to be commuted or to be paid more than one quarter in advance or to be reduced

19.9
Any Consent granted under this paragraph 19 shall (unless it expressly states otherwise) only be valid if the dealing to which it relates is completed within two months after the date of the Consent

19.10
The Tenant may (after giving written notice to the Landlord containing all relevant information) share occupation of the Premises with any Group Company on condition that the sharing shall not create any relationship of landlord and tenant and that on any occupier ceasing to be a Group Company the occupation shall immediately cease to be otherwise documented in accordance with this paragraph 19

20  To give notice of assignments, devolutions etc.

20.1
To produce a certified copy of every assignment underlease transfer charge Probate Letters of Administration order instrument or other writing effecting or evidencing any transmission or devolution of any estate or interest in the Premises or any part thereof to the solicitors of the Landlord for registration within one month from the date thereof and to pay to the Landlord's solicitors their reasonable fees for each such registration

20.2
Within seven days of an assignment of this Lease to give to the Landlord written notice of the person to whom future rent demands should be sent

20.3
Upon being requested so to do by the Landlord from time to time to supply the Landlord with such details of the occupiers of the Premises and the terms upon which they occupy

21  As to loss or acquisition of easements

21.1
Not to permit any easement or right comprised in belonging to or used with the Premises or any part thereof from being obstructed or lost

21.2
Not to give to any third party any acknowledgement that the Tenant enjoys the access of light to any of the windows or openings in the Premises by the consent of such third party nor to pay to such third party any sum of money nor to enter into any agreement with such third party for the purpose of inducing or binding such third party to abstain from obstructing the access of light to any such windows or openings

21.3
To take all such steps as may be necessary to prevent the acquisition of any easement or right against over upon or under the Premises or any part thereof and any encroachment thereon and to give to the Landlord immediate notice of any encroachment or threatened encroachment upon the Premises or any attempt to acquire any easement or right under or over the Premises which shall be within the Tenant's knowledge and to do all such things as may be necessary to prevent any encroachment being made or any new easement being acquired

22  To produce plans/documents

22.1
If and whenever reasonably called upon so to do to produce to the Landlord or the Surveyor all such plans documents or other evidence as the Landlord may from time to time reasonably require to satisfy themselves that the Tenant has complied in all respects with the provisions of the Tenant's covenants herein

23  Not to interfere with reserved rights

23.1
Not to interrupt or interfere with the exercise of the rights contained or referred to in schedule 2

24  To permit entry for reletting etc.

24.1
During the last six months before the expiration or sooner determination of the Term or after the expiration thereof (or at any time during the Term in the event of a sale of the Landlord's interest in the Premises) to permit the Landlord and the Surveyor to enter upon the Premises following reasonable prior notice and to affix upon any suitable part or parts thereof a notice board or boards for reletting or other disposal of the Premises and not to remove or obscure the same and at all reasonable times in the daytime to permit all persons authorised by the Landlord or the Surveyor to enter and inspect the Premises following reasonable prior notice

25  To yield up

25.1
At the expiration or sooner determination of the Term peaceably and quietly to surrender and yield up to the Landlord the Premises (together with all keys thereto) with vacant possession so repaired maintained decorated cleansed glazed painted and kept as herein provided and if so required by the Landlord to remove such tenants and trade fixtures as the Landlord may specify the Tenant making good all damage caused by the removal of these to the reasonable satisfaction of the Surveyor

26  New surety

26.1
If during the Term any surety (which expression in this paragraph 26 includes any guarantor) for the time being of the Tenant's obligations under this lease (or any of them if there is more than one):

(a)
(being an individual) dies has a bankruptcy order made against the surety or an interim receiver appointed in respect of the surety's property; or

(b)
(being a company) enters into liquidation has an administration order made in respect of the surety or has a receiver (administrative or otherwise) appointed of any of the surety's undertaking or assets the Tenant will give the Landlord notice of that fact within fourteen days of occurrence of the event and if required by the Landlord will within twenty eight days of the event procure that some other person acceptable to the Landlord enters into a deed of covenant with the Landlord in the same terms (mutatis mutandis) as the original surety PROVIDED THAT the provisions of this paragraph shall only apply to the tenant (for the time being) in respect of which the Surety in question first entered into its obligations in favour of the Landlord

27  As to value added tax

27.1
On demand to discharge any liabilities of the Landlord under this Lease relating to VAT in respect of any supply for VAT purposes of goods or services made pursuant to or in consequence of this Lease

27.2
Not by:

(a)
the Tenant's intended use of the Premises

(b)
the actual use which the Tenant will make or permit to be made of the Premises or

(c)
any act or omission of the Tenant

  to prevent from being standard rated any grant or supply made of or in relation to any part of the Premises whether because of any of the provisions of paragraphs 2, 3 and 3A of Schedule 10 of the VAT Act or of Group 1 of Schedule 9 of the VAT Act or otherwise

27.3
That on any breach of any of the preceding covenants in this paragraph 27 (without limitation) the Tenant will indemnify the Landlord against:

(a)
any:

(i)
VAT paid or payable by the Landlord which is irrecoverable

(ii)
VAT which the Landlord is or will become liable to pay and

(iii)
amount for which the Landlord is or may become liable to pay to H M Customs & Excise under the provisions of Part XIV or Part XV of the Value Added Tax Regulations 1995

    which the Landlord would not otherwise have been liable to pay or repay had there been no breach

  (b)
  any penalties interest or default surcharge due in addition to such liability to pay or repay and also against any liability to income or corporation tax on any payment made to the Landlord under this paragraph 27.3

27.4
The parties intend that the grants and supplies effected by the Landlord under this Lease are standard rated for VAT purposes and the Tenant covenants with the Landlord:

(a)
to use all reasonable endeavours to secure that the supplies so effected are treated as standard rated for VAT purposes

(b)
not to challenge the treatment of such supplies as standard rated for VAT purposes

28  As to maintenance contracts

28.1
Where there are within the Premises any lifts hoists boilers or air-conditioning or central heating installations to enter into and maintain throughout the Term maintenance and safety contracts with reputable engineers for the maintenance and safety of the same and to produce to the Landlord on demand any such contract and the receipt for the current payments or premiums thereunder

29  Statutory acquisitions

29.1
Not to do or omit to do any act matter or thing as a consequence whereof the Landlord's reversion immediately expectant upon the determination of the Term shall become liable to acquisition pursuant to any Enactments

30  Fire fighting appliances

30.1
To keep the Premises sufficiently supplied and equipped with such suitable fire fighting and extinguishing appliances as shall from time to time be required by law or by the local or other competent authority and by the Landlord's insurers and such appliances shall be open to inspection and shall be properly maintained and also not to obstruct the access to or means of working such appliances or the means of escape from the Premises in case of fire

31  Existing Encumbrances

31.1
To observe and perform all covenants in respect of the Premises arising from the Existing Encumbrances so far as they affect the Premises and are still subsisting

32  Not to obstruct

32.1
Not to permit any vehicles to stand on the roadways comprised within the Estate or on any other part of the Estate except on such parts as shall from time to time have been authorised by the Landlord or shall have been designated by the Landlord as a loading bay for the Tenant (but during the period of loading and unloading of vehicles only) and not to park on or obstruct any communal part of the Estate

33  To comply with regulations

33.1
To comply with all regulations (other than such which may prejudice or affect the use or occupation of the Premises or access thereto) made from time to time for the management of the Estate and of any land or premises used or to be used in common or jointly with any other person and to procure that the Tenant's employees and all persons under the control of the Tenant shall at all times observe and perform the same

34  To comply with Planning Agreement and planning permissions

34.1
To observe and perform:

(a)
all the covenants on the Landlord's part contained in the Planning Agreement and the Phase VI Planning Agreement and the agreements and provisions of the same respectively to the extent that the same affect the Premises or any part thereof

(b)
all the conditions of any planning permission affecting the Premises (so far as it relates thereto)

  and at all times to indemnify the Landlord against any breach or non-observance of the same

35  To pay cost of damage

35.1
Without prejudice to any other provisions herein contained to pay to the Landlord on demand the full cost as assessed by the Surveyor of making good any damage to the said roads coloured brown on the Plan and any road fittings including but not limited to lighting and signs or any other part of the Estate whether occasioned by the Tenant any undertenant or their respective employees servants agents independent contractors customers visitors licensees invitees or any other person under the Tenant's or the undertenant's control

36  To permit access to the Company

36.1
To permit the Company and all persons authorised by it to enter the Premises following reasonable prior notice (save in emergency) for any purpose connected with the management of the Estate PROVIDED THAT the Company and any person authorised it so entering shall cause as little inconvenience to the Tenant as practicable and shall make good as soon as practicable any damage caused to the Premises and the Tenant's fixtures fittings and equipment

37  Costs

37.1
Where the Tenant makes application under the Lease for consent to pay on an indemnity basis all reasonable costs and other expenses properly incurred by the Landlord in relation to that application whether the application is granted refused offered subject to any qualification or withdrawn

Schedule 5

Landlord's covenants

1   As to quiet enjoyment

1.1
That the Tenant paying the rents hereby reserved at the times and in the manner herein appointed and performing and observing the covenants on the Tenant's part and the conditions agreements and stipulations herein contained may peaceably enjoy the Premises for the Term without any lawful interruption from the Landlord or any person lawfully claiming under or in trust for the Landlord

2   To insure and reinstate

2.1
(a) To insure and to keep insured the Premises against loss or damage by the Insured Risks in the name of (inter alia) the Landlord with the interest of the Tenant noted on the policy in an Insurance Office to be approved by the Landlord to the full reinstatement value thereof (including architects' and surveyors' fees) together with three years' loss of rent and to make all payments necessary for that purpose within seven days after the same shall respectively become payable and upon reasonable request (but not more than once in any year) to produce to the Tenant the policy or policies of such insurance and the receipt for every such payment or other satisfactory evidence of such insurance cover for the time being and to notify the Tenant as soon as possible of any material change in the terms or conditions of such insurance

(b)
As often as the Premises or any part thereof shall be destroyed or damaged then (unless the insurance shall have been vitiated or insurance monies rendered irrecoverable in whole or in part by any act omission neglect or default of the Tenant any undertenant or their respective employees servants agents independent contractors customers visitors licensees invitees or any other person under the Tenant's or the undertenant's control save in circumstances where the Tenant has paid the whole or the appropriate proportion of the irrecoverable insurance money (pursuant to paragraph 17.1 of schedule 4) the Landlord shall forthwith to apply all insurance monies in rebuilding or reinstating the same in a good and workmanlike manner and in accordance with plans elevations sections and specifications approved by and to the reasonable satisfaction of the Surveyor and in accordance with the then existing Enactments and to make up any deficiency out of its own monies

3   Duty to Mitigate

3.1
In every circumstance where the Tenant (pursuant to the provisions of this Lease) indemnifies the Landlord against losses claims damages actions and expenses to use all reasonable endeavours to mitigate the same and to notify the Tenant as soon as practicable upon becoming aware of any third party claim or action

Schedule 6

Surety's covenants and agreements

1   Covenants by Surety

1.1
The Surety HEREBY COVENANTS with and guarantees to the Landlord that

(a)
at all times during the Term and until this demise is lawfully brought to an end and the Landlord has beneficial occupation of the Premises or until the Tenant assigns this Lease as a whole with Consent as required by this Lease (if earlier) or otherwise if the Tenant remains liable for payment under the Landlord and Tenant Act 1954 to pay the rents hereby reserved and all other sums and payments covenanted and or agreed to be paid by the Tenant at the respective times and in manner herein appointed for payment thereof and will also duly perform and observe and keep the several covenants and provisions on the Tenant's part herein contained and

(b)
the Surety will pay and make good to the Landlord all losses liabilities costs and expenses sustained by the Landlord through the default of the Tenant in respect of any of the before mentioned matters and

(c)
that any neglect or forbearance of the Landlord in endeavouring to obtain payment of the said several rents and payments as and when the same become due or their delay to take any steps to enforce performance or observance of the several covenants and provisions herein on the Tenant's part contained and any time which may be given by the Landlord to the Tenant shall not release or in any way lessen or affect the liability of the Surety under the guarantee on the Surety's part herein contained and

(d)
if the Tenant (being a Company) shall become subject to an administration order or be the subject of a winding up order by the Court or otherwise go into liquidation or if the Tenant (being an individual) shall be adjudged bankrupt and the Liquidator or Administrator or the Trustee of the bankrupt's estate (as the case may be) shall disclaim this Lease and if the Landlord shall within three months after such disclaimer by notice in writing require the Surety to accept a lease of the Premises for a term equal to the residue which if there had been no such disclaimer would have remained of the Term at the same rents and under the like covenants and provisions as are reserved by and contained in the Lease the said new lease and the rights and liabilities thereunder to take effect as from the date of the said disclaimer then and in such case the Surety shall accept such lease accordingly and execute and deliver to the Landlord a counterpart thereof in all respects at the sole cost of the Surety and

(e)
upon demand to pay to the Landlord Interest on all amounts due under this paragraph 1 from the date the same respectively fell due until the date of payment thereof

2   Agreements by Surety

2.1
It is hereby agreed and declared that

(a)
the Surety covenants as principal debtor and not as guarantor and accordingly (for the avoidance of doubt)

(i)
it shall not be necessary for the Landlord to resort to or seek to enforce any other guarantee or security (whether from the Tenant or otherwise) before claiming payment hereunder and

    (ii)
    until all monies and liabilities due or incurred by the Tenant to the Landlord have been paid or discharged in full notwithstanding payment in whole or in part of the amount by the Surety or any purported release or cancellation hereof the Surety shall not by virtue of any such payment or by any other means or on any other ground

    (A)
    claim any set off or counter claim against the Tenant in respect of any liability on the part of the Surety to the Landlord and

    (B)
    make or enforce any claim or right against the Tenant or prove in competition with the Landlord or exercise any right as a preferential creditor against the Tenant or against the assets of the Tenant

      and

  (b)
  the Surety's covenants herein contained shall not be affected or modified in any way by the liquidation or dissolution of the Tenant or the appointment of any receiver administrator or manager and

  (c)
  the Landlord shall be at liberty at all times without affecting or discharging the Surety's liability hereunder

  (i)
  to vary release or modify the rights of the Landlord against the Tenant hereunder without the Surety's consent and

  (ii)
  to compound with discharge release or vary the liability of the Tenant or any other guarantor or other person and

  (iii)
  to appropriate any payment the Landlord may receive from the Tenant the Surety or any other person towards such monies due under this Lease as the Landlord shall in their absolute discretion think fit

  (d)
  the Landlord and the Tenant shall be at liberty to review the rent hereunder from time to time in accordance with the provisions of this Lease without reference to the Surety and the covenants conditions agreements and declarations on the part of the Surety contained in this Lease shall apply to the rent as reviewed from time to time as much as to the rent reserved hereby at the commencement of the Term

Schedule 7

Guarantee Agreement

    THIS DEED dated            is made BETWEEN:

(1)

    ("the Guarantor")

(2)

    ("the Landlord")

1   Definitions and interpretation

1.1
In this deed:

  "Basic Rent", "Consent", "Premises", "Rent", "Rent Day" and "Term" have the same meanings as in the Lease

  "the Lease" means [this lease] and includes where relevant any deed of variation licence Consent or other document supplemental to or associated with the Lease by which the Tenant is bound whether presently existing or not

  "Relevant Variation" means a relevant variation as defined in section 18(4) of the Landlord and Tenant (Covenants) Act 1995

  "Secured Obligations" means the obligation to pay all sums from time to time due or expressed to be due to the Landlord from the Tenant under the Lease and to perform all other obligations which from time to time are or are expressed to be obligations of the Tenant under the Lease

  "the Tenant" means [the proposed assignee]

1.2
In this deed unless the context otherwise requires:

(a)
references to the singular include the plural and vice versa any reference to a person includes a reference to a body corporate and words importing any gender include every gender

(b)
references to numbered clauses are references to the relevant clause in this deed

1.3
The clause headings do not form part of this deed and are not to be taken into account when construing it

1.4
This instrument:

(a)
is executed as a deed and by its execution the parties authorise their solicitors to deliver it for them when it is dated

(b)
was delivered when it was dated

2   Guarantee

2.1
This guarantee is given pursuant to a provision in the Lease requiring it to be given and is an authorised guarantee agreement for the purposes of section 16 of the Landlord and Tenant (Covenants) Act 1995

2.2
The Guarantor unconditionally and irrevocably covenants with and guarantees to the Landlord that Tenant will until the Tenant assigns the Lease as a whole with Consent pay and discharge the

  Secured Obligations when they fall due or are expressed to fall due under the Lease for payment and discharge

2.3
The Guarantor shall upon being requested to do so by the Landlord enter into any deed of variation licence Consent or other document to which in each case the Tenant is a party and which is in each case supplemental to the Lease for the purpose of acknowledging that the Guarantor's liabilities under this deed extend to it but to the extent that the document effects a Relevant Variation clause 5.3 shall apply

2.4
The guarantee and covenant in clause 2.2 shall impose on the Guarantor the same liability as if the Guarantor were the principal debtor in respect of the Tenant's obligations under the Lease and that liability shall continue notwithstanding (and will not be discharged in whole or in part or otherwise affected by):

(a)
any forbearance by the Landlord to enforce against the Tenant the tenant's covenants in the Lease

(b)
the giving of time or other concessions or the taking or holding of or varying realising releasing or not enforcing any other security for the liabilities of the Tenant

(c)
any legal limitation or incapacity relating to the Tenant

(d)
the invalidity or unenforceability of any of the obligations of the Tenant

(e)
the Tenant ceasing to exist

(f)
the giving and subsequent withdrawal of any notice to determine the Lease

(g)
any increase or reduction in the extent of the Premises or in the rent payable under the Lease or any other variation to the Lease

(h)
the disclaimer of the Lease

(i)
any other act or omission of the Landlord or any other circumstances which but for this clause 2.4 would discharge the Guarantor and for the purposes of this clause 2 the Tenant shall be deemed liable to continue to pay and discharge the Secured Obligations notwithstanding any of the above matters and any money expressed to be payable by the Tenant which may not be recoverable for any such reason shall be recoverable by the Landlord from the Guarantor as principal debtor

3   New lease

3.1
The Guarantor shall if required by the Landlord in writing within the period beginning on the day of a disclaimer of this lease and expiring three months after the Landlord has been notified in writing by the Guarantor or the Tenant of that disclaimer accept a lease of the Premises for the residue of the contractual term unexpired at and with effect from the date of the disclaimer at the same Basic Rent as reserved by the Lease (reviewable at the same times as the Basic Rent would have been reviewable under the Lease had there been no disclaimer) and subject to the same covenants and provisos and the Tenant on execution of the new lease will pay Rent for the period from the date of the disclaimer to the Rent Day following the date of the lease and the costs of and incidental to the new lease and will execute and deliver to the Landlord a counterpart

3.2
If the Landlord requires more than one guarantor to take a new lease those guarantors shall take that new lease as joint tenants

4   Security taken by Guarantor

4.1
Until the Secured Obligations have been paid and discharged in full the Guarantor shall not without Consent exercise any rights:

(a)
of subrogation or indemnity in respect of the Secured Obligations

(b)
to take the benefit of share in or enforce any security or other guarantee or indemnity for the Secured Obligations

(c)
to prove in the bankruptcy or liquidation of the Tenant in competition with the Landlord

4.2
The Guarantor has not taken any security from the Tenant and will not do so

4.3
Any security taken by the Guarantor in breach of clause 4.2 and all money at any time received in respect of it shall be held in trust for the Landlord as security for the liability of the Guarantor under this deed

5   Limitation on Guarantor's liability

5.1
Nothing in this agreement shall operate so as to make the Guarantor liable for anything in respect of which the Tenant is released from liability by the provisions of the Landlord and Tenant (Covenants) Act 1995

5.2
To the extent that this deed purports to impose on the Guarantor any liability for anything in respect of which the Tenant is released from liability by the provisions of the Landlord and Tenant (Covenants) Act 1995 the relevant provision of this deed shall to that extent only be void but that shall not affect:

(a)
enforceability of that provision except to that extent

(b)
the enforceability of any other provision of this deed

5.3
The Secured Obligations shall not include obligations arising under a Relevant Variation but the making of a Relevant Variation shall not discharge the Guarantor's liability under this deed

6   Joint and several Guarantors

6.1
The liability of the Guarantor under this deed shall be the joint and several liability of all parties who have executed this deed as Guarantor and all other parties who from time to time guarantee the Tenant's obligations to the Landlord and any demand for payment by the Landlord on any one or more of such persons jointly and severally liable shall be deemed to be a demand made on all such persons

6.2
Each person who has executed this deed as Guarantor or on whose behalf this deed has been so executed agrees to be bound by this deed notwithstanding that the other person intended to execute or be bound by this deed may not do so or may not be effectually bound and notwithstanding that this deed may be determined or become invalid or unenforceable against any other person whether or not the deficiency is known to the Landlord]

[Executed by the Guarantor and the Landlord as a deed]

The common seal of THE MASTER FELLOWS AND SCHOLARS OF TRINITY COLLEGE CAMBRIDGE was affixed in the presence of:	) ) ) )

Senior Bursar

Junior Bursar

Signed as a deed by TRINITY COLLEGE (CSP) LIMITED acting by a director and its secretary or two directors	) )

Director

Director/Secretary

The common seal of ACCELRYS LIMITED was affixed in thepresence of:	) ) )

Director

Secretary

Signed as a deed by ACCELRYS INC acting by a its authorised signatories	)

Duly Authorised Signatory

Duly Authorised Signatory

QuickLinks

  Exhibit 10.30
THE MASTER FELLOWS AND SCHOLARS OF TRINITY COLLEGE CAMBRIDGE(1)
ACCELRYS LIMITED(2)
ACCELRYS INC(3)
TRINITY COLLEGE (CSP) LIMITED(4)
AGREEMENT
relating to the grant of a lease of Unit 334 Cambridge Science Park Milton Road Cambridge
APPENDIX 1
  Exhibit 10.30
THE MASTER FELLOWS AND SCHOLARS OF TRINITY COLLEGE CAMBRIDGE(1)
ACCELRYS LIMITED(2)
ACCELRYS INC(3)
TRINITY COLLEGE (CSP) LIMITED(4)
LEASE
of Unit 334 Phase VI Cambridge Science Park
Contents
Schedule 1
Schedule 2
Schedule 3
Schedule 4
Schedule 5
Schedule 6
Schedule 7